UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to §240.14a-12

INDEPENDENT BANK CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

April 5, 2010

Dear Fellow Shareholder:

I am pleased to invite you to our 2010 Annual Shareholders Meeting, which will be held at 10:00 a.m. on Thursday, May 20, 2010 at the Holiday Inn-Rockland-Boston South in Rockland, Massachusetts. The formal meeting notice and proxy statement on the following pages contain information about the meeting.

In accordance with rules approved by the Securities and Exchange Commission, we are sending a Notice of Availability of Proxy Materials and will provide access to our proxy materials over the internet beginning on or about April 8, 2010 for the holders of record and beneficial owners of our common stock as of the close of business on March 25, 2010, the record date for our Annual Shareholders Meeting.

Whether or not you plan to attend, you can insure that your shares are represented at the meeting by promptly voting and submitting your proxy. Voting procedures are described in the proxy statement and on the proxy form. Your vote is important, so I urge you to cast it promptly.

Cordially,

Christopher Oddleifson
President and Chief Executive Officer
Independent Bank Corp.
Rockland Trust Company

DIRECTIONS TO ANNUAL MEETING

DRIVING DIRECTIONS

From Boston and Points North:

➢ Take Route 93 South to Route 3 South

➢ Take Exit 14 (Rockland, Nantasket) off Route 3

➢ At the end of the exit ramp bear right onto Hingham Street (Route 228)

➢ The Holiday Inn-Rockland-Boston South is located approximately 0.4 miles on the left behind Bellas Restaurant.

From Cape Cod:

➢ Take Route 3 North to Exit 14 (Rockland, Nantasket)

➢ At the end of the exit ramp turn left onto Hingham Street (Route 228)

➢ The Holiday Inn-Rockland-Boston South is located approximately 0.7 miles on the left behind Bellas Restaurant.

NOTICE OF ANNUAL SHAREHOLDERS MEETING

The Annual Shareholders Meeting of Independent Bank Corp. will be held at the

HOLIDAY INN-ROCKLAND-BOSTON SOUTH
929 Hingham Street
Rockland, Massachusetts 02370
on May 20, 2010 at 10:00 a.m.

At the annual meeting Independent Bank Corp. will ask you to:

(1)	Reelect Benjamin A. Gilmore, II, Eileen C. Miskell, Carl Ribeiro, John H. Spurr, Jr. and Thomas R. Venables to serve as Class II Directors;

(2)	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010;

(3)	Approve the 2010 Independent Bank Corp. Non-Employee Director Stock Plan;

(4)	Approve Restated Articles of Organization for Independent Bank Corp., consisting of the following separate proposals:

•	4A — Approve provisions to increase the amount of authorized shares of common stock to 75,000,000; and

•	4B — Approve provisions relating to indemnification of directors and officers; and

(5)	Transact any other business which may properly come before the annual meeting.

You may vote at the annual meeting if you were a shareholder of record at the close of business on March 25, 2010.

Important Notice Regarding Internet Availability of Proxy Materials for May 20, 2010 Shareholder Meeting: The Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2009 are available at www.envisionreports.com/INDB.

By Order of the Independent Bank Corp. Board of Directors

Linda M. Campion
Clerk
Rockland, Massachusetts
April 5, 2010

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN! Whether or not you plan to attend the annual meeting, please promptly vote your shares. Voting procedures are described in the proxy statement and on the proxy form.

INDEPENDENT BANK CORP. PROXY STATEMENT

2010 PROXY STATEMENT

THE ANNUAL MEETING AND VOTING PROCEDURES

This proxy statement contains information about the 2010 Annual Meeting of Shareholders of Independent Bank Corp. The meeting will be held on Thursday, May 20, 2010, beginning at 10:00 a.m. at the Holiday Inn — Rockland — Boston South, 929 Hingham Street, Rockland, Massachusetts. Independent Bank Corp. is, for ease of reference, sometimes referred to in this proxy statement as the Company. Rockland Trust Company, our wholly-owned bank subsidiary, is for ease of reference sometimes referred to in this proxy statement simply as Rockland Trust.

What is the purpose of the annual meeting?

At the annual meeting shareholders will vote upon the matters that are summarized in the formal meeting notice. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the meeting. Please read it carefully.

Who can vote?

Shareholders of record at the close of business on March 25, 2010 are entitled to vote. Each share of common stock is entitled to one vote at the annual meeting. On March 25, 2010, 21,166,995 shares of our common stock were outstanding and eligible to vote.

How do I vote?

If you are a registered shareholder (that is, if you hold shares that are directly registered in your own name) you have four voting options:

•	Over the internet, which we encourage if you have internet access, at the internet address shown on your proxy form;

•	By telephone, by calling the telephone number on your proxy form;

•	By mail, by completing, signing, dating, and returning your proxy form; or

•	By attending the annual meeting and voting your shares in person.

If your shares are held in the name of a bank, broker, or other nominee, which is referred to as being held in “street name,” you will receive separate voting instructions with your proxy materials. If you hold your shares in street name, your ability to vote by internet or by telephone depends on the voting process of the bank, broker, or other nominee that holds your shares. Although most banks, brokers, and nominees also offer internet and telephone voting, availability and specific procedures will depend on their voting arrangements. Please follow their directions carefully. If you want to vote shares that you hold in street name at the meeting, you must request a legal proxy from the bank, broker, or other nominee that holds your shares and present that proxy, along with proof of your identity, at the meeting.

Can I change my vote?

You may revoke your proxy and change your vote at any time before voting begins at the annual meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing a written notice of revocation with our clerk at least one business day prior to the meeting, (ii) submitting a duly executed proxy bearing a later date which is received by our clerk at least one business day prior to the meeting, or (iii) by appearing at the meeting in person and giving our clerk proper written notice of his or her intention to vote in person.

If your shares are held in street name, you should contact your bank, broker, or other nominee to revoke your proxy or, if you have obtained a legal proxy from your bank, broker, or other nominee giving you the right to vote your shares at the meeting, you may change your vote by attending the meeting and voting in person.

Who is asking for my vote?

The Independent Bank Corp. Board of Directors (the “Board”) is requesting your vote. We filed the definitive version of this proxy statement with the United States Securities and Exchange Commission on April 5, 2010 and the Board anticipates that it will be made available via the internet on or about April 8, 2010.

What are your voting recommendations?

The Board recommends that you vote as follows:

(1) “FOR ALL NOMINEES” with respect to the reelection of Benjamin A. Gilmore, II, Eileen C. Miskell, Carl Ribeiro, John H. Spurr, Jr. and Thomas R. Venables as Class II directors.

(2) “FOR” the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010.

(3) “FOR” with respect to the approval of the 2010 Independent Bank Corp. Non-Employee Director Stock Plan.

(4) With respect to the approval of Restated Articles of Organization in their entirety:

•	“FOR” the approval of provisions to increase the authorized shares of common stock to 75,000,000; and,

•	“FOR” the approval of provisions relating to indemnification of directors and officers.

Each proxy that the Board receives that is not timely revoked, in writing, will be voted in accordance with the instructions it contains. The Board will only use proxies received prior to or at the annual meeting and any adjournments thereof. Upon such other matters as may properly come before the meeting, the persons appointed as proxies will vote in accordance with their best judgment.

How many votes are needed?

Assuming a quorum is present, the amount of votes required for approval of the matters to be considered is as follows:

•	A plurality of votes cast by shareholders present, in person or by proxy, at the annual meeting is required for the election of directors. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors who are nominated to be elected at the meeting. At our meeting the maximum number of Class II directors to be elected is five.

•	A majority of votes cast by shareholders present, in person or by proxy, at the annual meeting is required to approve the ratification of our independent registered accounting firm.

•	A majority of votes cast by shareholders present, in person or by proxy, at the annual meeting is required to approve the 2010 Independent Bank Corp. Non-Employee Director Stock Plan.

•	A majority of votes cast by shareholders present, in person or by proxy, at the annual meeting is required to approve Restated Articles of Organization.

Abstentions (a proxy that withholds authority to vote) have the same effect as negative votes in the tabulation of the votes on proposals presented to shareholders. Broker non-votes are disregarded for purposes of determining whether a proposal has been approved.

Banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received instructions from their customer. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and cannot vote the customer’s shares because the matter is not considered routine.

Two of the proposals before the meeting this year are deemed “routine” matters, namely the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and approval of Restated Articles of Organization, which means that if your shares are held in street name your bank, broker, or other nominee can vote your shares on those proposals if you do not provide timely instructions for voting your shares. Beginning this year, the election of directors is no longer considered a “routine” matter. As a result, if you do not instruct your bank, broker, or nominee how to vote with respect to the election of directors, your bank, broker or nominee may not vote on that proposal and a broker “non-vote” will occur.

Who can attend the meeting?

Shareholders of record as of March 25, 2010 may attend the meeting, and may be accompanied by one guest. Even if you plan to attend the annual meeting we encourage you to vote your shares by proxy. If you choose to attend, please bring proof of stock ownership and proof of your identity with you.

How many shareholders need to attend the meeting?

In order to conduct the meeting, a majority of shares entitled to vote as of the record date, or at least 10,583,498 shares, must be present in person or by proxy. This is called a quorum. If you return valid proxy instructions or vote in person at the meeting, you will be considered part of the quorum. Abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum.

Where can I find the voting results from the meeting?

The voting results will be reported in a Form 8-K, which will be filed with the United States Securities and Exchange Commission within four business days after the end of the meeting.

Householding of annual meeting materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that if a household participates in the householding program, it will receive an envelope containing one set of proxy materials and a separate proxy card for each stockholder account in the household. Please vote all proxy cards enclosed in such a package. We will promptly deliver a separate copy of the proxy statement or proxy card to you if you contact us at the following address or telephone number: Clerk, Independent Bank Corp., 288 Union Street, Rockland Massachusetts 02370; telephone: (781) 982-6243. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the address or telephone number above.

Participation in householding will not affect or apply to any of your other stockholder mailings, such as dividend checks, Forms 1099, or account statements. Householding saves us money by reducing printing and postage costs, and it is environmentally friendly. It also creates less paper for participating stockholders to manage. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

PROPOSALS TO BE VOTED UPON AT ANNUAL MEETING

Election of Directors (Proposal 1)

The Company’s articles of organization provide that the Board shall be divided into three classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of three years. Directors William P. Bissonnette, Daniel F. O’Brien, and Thomas R. Venables were appointed to the Board during 2009, so there are now 15 members of the Board, divided into three classes of directors.

Directors continue to serve until their three-year term expires and until their successors are elected and qualified, unless they earlier reach the mandatory retirement age of 72, die, resign, or are removed from office. One class of directors is elected annually.

The Nominating and Corporate Governance Committee of the Board, which we sometimes refer to in this proxy statement simply as the nominating committee, selects director nominees to be presented for shareholder approval at the annual meeting, including the nomination of incumbent directors for reelection and the consideration of any director nominations submitted by shareholders. For information relating to the nomination of directors by our shareholders, see “Board of Directors Information — Shareholder Director Nominations” below.

All director candidates are evaluated in accordance with the criteria set forth in the Company’s Governance Principles, which may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com),1 with respect to director qualifications. While the Board and the nominating committee have no specific policy with regard to the consideration of diversity for director nominees, in evaluating the qualifications of potential new directors the Board has historically considered a set of recruitment criteria intended to, based upon the characteristics of the then current Board, take Board diversity with respect to personal attributes and characteristics, professional experience, skills, and other qualifications into account in the director selection process.

The nominating committee has nominated the following directors, whom we refer to in this proxy statement as the board nominees, for reelection at the annual meeting to the class of directors whose terms will expire at the 2013 annual meeting. In nominating each of the board nominees for reelection, the nominating committee determined that the board nominees possess the specific experience, qualifications, attributes, and skills described below to serve as a director of a bank holding company such as the Company and a commercial bank such as Rockland Trust. For purposes of this proxy statement the ages of the board nominees, and our other directors, have been computed as of our annual meeting date.

Class II Directors (Nominees for Term Expiring in 2013):

Benjamin A. Gilmore, II. Age 62.  Mr. Gilmore is a licensed professional engineer and for at least the last five years has been the President of Gilmore Cranberry Co., Inc., a cranberry grower in South Carver, Massachusetts. Mr. Gilmore is also an engineering consultant. Mr. Gilmore has served as a director of Rockland Trust and the Company since 1992. Mr. Gilmore was previously appointed a director of Middleborough Trust Company in 1989 and served as director of that bank until 1992, when it was merged with and into Rockland Trust. The nominating committee has determined that Mr. Gilmore is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Eileen C. Miskell. Age 52.  Ms. Miskell is a certified public accountant and for at least the last five years has been the Treasurer of The Wood Lumber Company, a lumber company based in Falmouth, Massachusetts. Ms. Miskell has served as a director of Rockland Trust and the Company since 2005. Ms. Miskell was previously appointed a director of Falmouth Bancorp, Inc., the holding company of Falmouth Bank, which was merged with and into the Company in 2004. Ms. Miskell, while a Falmouth Bancorp Director, served as the chair of its audit

1 We have included references to the Rockland Trust website address at different points in this proxy statement as an inactive textual reference and do not intend it to be an active link to our website. Information contained on our website is not incorporated by reference into this proxy statement.

committee. The nominating committee has determined that Ms. Miskell is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a director of another bank, and her designation as a certified public accountant.

Carl Ribeiro. Age 63.  Mr. Ribeiro, for at least the last five years, has been the owner and President of Carlson Southcoast Corporation, a holding company for several food industry businesses based in New Bedford, Massachusetts. Mr. Ribeiro is also the Chairman of Famous Foods, an internet food distributor based in New Bedford, Massachusetts. Mr. Ribeiro has served as a director of Rockland Trust and the Company since 2008. Mr. Ribeiro was previously appointed a director of Slades Bank in 2005 and served as director of that bank and as the chair of its audit committee until 2008, when it was merged with and into Rockland Trust. Mr. Ribeiro also previously served as a director of Seacoast Financial Services Corporation and its wholly-owned subsidiary Compass Bank until 2004. The nominating committee has determined that Mr. Ribeiro is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of other banks.

John H. Spurr, Jr. Age 63.  Mr. Spurr, for at least the last five years, has been either the President or held another executive officer position with A.W. Perry, Inc., a real estate investment company in Boston, Massachusetts, and its wholly-owned subsidiary A.W. Perry Security Corporation. Mr. Spurr has served as a director of Rockland Trust since 1985 and as a director of the Company since 2000. The nominating committee has determined that Mr. Spurr is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Thomas R. Venables. Age 55.  Mr. Venables served as the President and CEO and as a director of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank from 2002 until April 10, 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Prior to 2002, Mr. Venables co-founded Lighthouse Bank of Waltham, Massachusetts in 1999 and served as its President and CEO and as a director. From 1998 to 1999, Mr. Venables was employed as a banking consultant with Marsh and McLennan Capital, Inc. He was employed by Grove Bank of Newton, Massachusetts from 1974 until it was acquired by Citizens Bank in 1997, serving as its President and CEO and as a director for the last 11 years of his tenure. Mr. Venables currently serves on the Boards of Directors of Ironwood Capital Management, LLC, an investment advisory company, and NeoSaej Corp., a technology company. Mr. Venables also serves as a director and President of the Rockland Trust Charitable Foundation, formerly known as the Benjamin Franklin Bank Charitable Foundation, an entity which is not affiliated with the Company or Rockland Trust. Mr. Venables has served as a director of Rockland Trust and the Company since 2009. The nominating committee has determined that Mr. Venables is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of other banks.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the reelection of the board nominees. Each of the board nominees has consented to serve, and we have no reason to believe that any of the board nominees will be unable to serve. If, however, any of the board nominees should not be available for election at the time of the annual meeting, it is the intention of the persons named as proxies to vote the shares to which the proxy relates, unless authority to do so has been withheld or limited in the proxy, for the election of such other person or persons as may be designated by the Board or, in the absence of such designation, in such other manner as they may, in their discretion, determine.

The nominating committee therefore recommends that you vote
FOR all nominees and reelect the board nominees.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2)

The audit committee has appointed the firm Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm for 2010. While we are not required to have shareholders ratify the selection of E&Y as our independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter and is therefore submitting the selection of E&Y for ratification by shareholders as a matter of good corporate practice.

The Board of Directors first appointed E&Y to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 and any quarterly period therein. KPMG LLP (“KPMG”) had performed audits for the Company from 2002 to 2008. On March 17, 2009 the audit committee of the Company determined not to reappoint KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009 or any quarterly periods therein. KPMG was notified of this action on March 17, 2009. On March 20, 2009, the audit committee engaged E&Y as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2009. The audit committee of the Board of Directors of the Company had previously unanimously voted to take these actions and recommend them to the Board of Directors, and the Board of Directors unanimously ratified them on March 19, 2009.

KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through March 17, 2009, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make references to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

The following table shows the fees paid or accrued by us for audit, audit related, and tax services provided by E&Y during 2009 and KPMG during 2008:

	E&Y - 2009	KPMG - 2008

Audit Fees:	$532,100	$654,600
Audit Related:[2]	$17,400	$41,500
Tax Fees:[3]	$—	$3,100
Total:	$549,500	$699,200

The audit committee has considered the nature of the other services provided by E&Y and determined that they are compatible with the provision of independent audit services. The audit committee has discussed the other services with E&Y and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities Exchange Commission to implement the Sarbanes-Oxley Act of 2002.

The Board recommends that shareholders vote in favor of ratifying E&Y as our independent registered public accounting firm for 2010. If shareholders do not ratify selection of our independent registered public accounting firm, the audit committee will reconsider the appointment of E&Y at the appropriate time. We anticipate, however, that there would be no change in our independent registered public accounting firm made this year if shareholders do not ratify the selection of E&Y because of the practical difficulty and expense associated with making such a change mid-year. Even if shareholders ratify the selection of E&Y the audit committee may, in its discretion, change our independent registered public accounting firm at any time if it determines that it would be in the best interests of the Company to do so.

An E&Y representative is expected to be present at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

2 Audit related fees incurred in 2009 arose from advice with respect to accounting issues and in 2008 from assistance provided with acquisition due diligence.
3 Tax fees incurred in 2008 arose from tax consulting services.

The Board recommends that you vote FOR
ratification of the appointment of our Independent Registered Public Accounting Firm.

Approval of 2010 Director Stock Plan (Proposal 3)

The Board adopted the 2010 Non-Employee Director Stock Plan (the “2010 Director Stock Plan”) on February 25, 2010. The Board has voted unanimously to submit the 2010 Director Stock Plan for shareholder approval. We are asking for shareholder approval so that we will be able to grant stock options and restricted stock awards to the directors of the Company and of Rockland Trust who are not also employees of the Company or of Rockland Trust (the “Non-Employee Directors”) under the 2010 Director Stock Plan.

The summary of the 2010 Director Stock Plan that follows does not purport to be complete and is qualified in its entirety by reference to the full text of the 2010 Director Stock Plan, a copy of which is attached hereto as Exhibit A and is incorporated by reference into this proposal:

Purpose

The purpose of the 2010 Director Stock Plan is to promote the long-term success of the Company and its subsidiaries by creating a long-term mutuality of interests between the Non-Employee Directors and the Company’s shareholders through the granting of stock options and/or restricted stock awards, to provide an additional inducement for the Non-Employee Directors to remain with the Company and/or Rockland Trust, and to provide a means through which the Company and Rockland Trust may attract qualified persons to serve as Non-Employee Directors.

Administration of the 2010 Plan

The 2010 Director Stock Plan will be administered by the Board, which may delegate its powers under the 2010 Director Stock Plan to the Compensation Committee which shall consist of two or more directors who are “outside directors” and Non-Employee Directors. The Non-Employee Directors to whom stock options and restricted stock awards are granted, the timing of grants, the number of shares subject to any stock option and restricted stock award, the exercise price of any stock option, the periods during which any stock option may be exercised and restricted stock awards shall vest, and the term of any stock option shall be as provided in the 2010 Director Stock Plan.

Shares Subject to the Plan

The 2010 Director Stock Plan authorizes the issuance of either stock options or restricted stock awards for up to 300,000 shares of common stock, plus any shares of common stock that remain available for issuance pursuant to the 2006 Director Stock Plan. If the 2010 Director Stock Plan is approved by the shareholders, no additional shares will be issued under the 2006 Director Stock Plan. As of March 1, 2010, there were 14,600 shares remaining available for issuance under the 2006 Director Stock Plan. Shares issuable under the 2010 Director Stock Plan as restricted stock awards or stock options may be authorized and unissued or shares previously issued that we have reacquired. Any shares subject to grants under the 2010 Director Stock Plan which expire or are terminated, forfeited, or canceled without having been exercised or vested in full, shall be available for new grants. As of March 31, 2010, the closing sale price of our common stock was $24.66 per share.

Eligibility

Stock options and restricted stock awards may be granted under the 2010 Director Stock Plan to the Non-Employee Directors of the Company and of Rockland Trust. Persons who are Non-Employee Directors of both the Company and of Rockland Trust shall be entitled to awards under the 2010 Director Stock Plan as if they were Non-Employee Directors of the Company only. There are currently 14 Non-Employee Directors.

Terms and Conditions of Awards

Types of Awards.  Non-statutory stock options and restricted stock awards will be granted to Non-Employee Directors in the amounts and at the times specified in the 2010 Director Stock Plan. Following the 2010 Annual Shareholders Meeting, Director William P. Bissonnette, Director Daniel F. O’Brien, and Director Thomas R. Venables shall each automatically and without further action be granted a non-statutory stock option to purchase 5,000 shares of common stock. Each person who becomes a Non-Employee Director at any time following the 2010 Annual Shareholders Meeting shall, on the first anniversary of his or her election, automatically and without further action be granted a non-statutory stock option to purchase 5,000 shares of common stock. Following the 2010 Annual Shareholders Meeting, all Non-Employee Directors, including Messrs. Bissonnette, O’Brien and Venables, shall automatically and without further action be granted a restricted stock award for 1,200 shares of common stock that will vest three years from the date of grant. Thereafter, following each annual shareholders meeting after 2010, each Non-Employee Director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of common stock not to exceed 1,500 and with a range for time vesting of between three and five years from the date of grant, (B) a non-statutory stock option to purchase not more than 3,000 shares of common stock, subject to adjustment, substitution and vesting pursuant to the 2010 Director Stock Plan, or (C) a combination of restricted stock awards and non-statutory stock options. Such awards shall be made subject to the discretion of the compensation committee as set forth in the 2010 Director Stock Plan.

Exercise Price.  The option price for shares issued upon exercise of stock options will be 100% of the fair market value of the shares on the date the option is granted.

Form of Consideration Upon Exercise of Options.  The option price for each stock option will be payable in cash (including by check, bank draft or money order) or by other shares of our common stock.

Term.  Stock options will vest over three calendar years, or earlier if the Non-Employee Director ceases to be a director for any reason other than for cause, and will expire no more than ten years from the date of grant. Restricted stock awards will vest at the end of a period between three and five years from the date of grant, such vesting period to be determined by the compensation committee as set forth in the 2010 Director Plan, or earlier if the Non-Employee Director ceases to be a director for any reason other than for cause.

Right of Repurchase.  Restricted stock awards are subject to the Company’s right to repurchase any unvested shares upon the termination of a director for cause.

Other Provisions.  The stock option agreement or restricted stock agreement for each grant of stock options or restricted stock award may contain other terms, provisions, and conditions not inconsistent with the 2010 Director Stock Plan, as may be determined by the Board.

Adjustments

The number of shares available under the 2010 Director Stock Plan, the number of shares to be granted for each stock option or restricted stock award, and the number of shares subject to outstanding stock options or restricted stock awards will be adjusted to reflect any stock split, stock dividend or other event generally affecting the number of shares of common stock. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the vesting of outstanding stock options and restricted stock awards will automatically accelerate and the stock options and restricted stock awards will become fully exercisable.

Limitations on Transferability

Non-statutory stock options and restricted stock awards granted under the 2010 Director Stock Plan may be transferred only pursuant to a qualified domestic relations order, by will or the laws of intestacy, or to any member of the grantee’s family.

Amendment and Termination

The Board has the ability to modify, amend or terminate the 2010 Director Stock Plan from time to time, in any respect, in order to meet changes in legal requirements or for any other reason. The Company must obtain shareholder approval for each amendment of the 2010 Director Stock Plan for which shareholder approval is required by the Internal Revenue Code of 1986, as amended, any applicable stock exchange listing requirements, or any other applicable laws or regulations.

The termination or any modification or amendment of the Plan shall not, without the consent of the holder of a stock option or any restricted stock award, affect his or her rights. The Board, however, may, with the consent of the person affected, amend outstanding stock option agreements or restricted stock agreements in a manner not inconsistent with the 2010 Director Stock Plan. The Board shall also have the right to amend or modify the terms and provisions of the 2010 Director Stock Plan and of any outstanding stock option agreement or restricted stock agreement to the extent necessary to ensure the qualification of the 2010 Director Stock Plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations, and policies affecting the Company and recipients of awards under the 2010 Director Stock Plan. Any descriptions of the provisions of any law, regulation, or policy are qualified in their entirety by reference to the particular law, regulation, or policy. Any change in applicable law or regulation or the policies of various taxing authorities may have a significant effect on this summary.

A participant who receives non-statutory stock options will not recognize taxable income for federal income tax purposes at the time a non-statutory stock option is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares that are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon the exercise of the non-statutory stock options. The participant’s basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares. The participant will recognize gain or loss when he or she disposes of shares obtained upon exercise of a non-statutory stock option in an amount equal to the difference between the selling price and the participant’s tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

A participant who receives restricted stock awards under the 2010 Director Stock Plan will not recognize taxable income for federal income tax purposes when the restricted stock award is granted, unless a participant voluntarily elects pursuant to Section 83(b) of the Internal Revenue Code to be taxed at the time of the award. Once the award is vested and the shares are distributed, any participant who did not make a Section 83(b) election at the time of the award will generally be required to include in ordinary income for the taxable year in which the vesting date occurs an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards under the 2010 Director Stock Plan. State and local tax consequences may also be significant.

Current Grants

If the 2010 Director Stock Plan is approved, Director William P. Bissonnette, Director Daniel F. O’Brien and Director Thomas R. Venables shall each automatically and without further action be granted a non-statutory stock option to purchase 5,000 shares of common stock, exercisable at 100% of the fair market value on the date the options are granted, and all 14 Non-Employee Directors shall automatically and without further action be granted a restricted stock award for 1,200 shares of common stock to vest over three calendar years.

The following table shows the benefits that the Non-Employee Directors would receive in 2010 if the 2010 Director Stock Plan is approved by the shareholders:

	Dollar Value	Number of	Dollar Value	Number of
	Stock	Stock	Restricted	Restricted
Name and Position	Options($)	Options(1)	Shares($)(2)	Shares(3)

Non-Employee Directors (14 persons)(4)	N/A	15,000	$414,288	16,800

(1)	In 2010, each of Director William P. Bissonnette, Director Daniel F. O’Brien and Director Thomas R. Venables will be granted 5,000 stock options. Each person who becomes a Non-Employee Director at any time following the 2010 Annual Shareholders Meeting will be granted 5,000 stock options on the first anniversary of his or her election.

(2)	Based on the closing sale price of our common stock of $24.66 per share as of March 31, 2010.

(3)	In 2010, each of the 14 current Non-Employee Directors will be granted a restricted stock award for 1,200 shares of common stock. Following each annual shareholders meeting after 2010, each Non-Employee Director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of common stock not to exceed 1,500 and with a range for time vesting of between three and five years from the date of grant, (B) a non-statutory stock option to purchase not more than 3,000 shares of common stock, subject to adjustment, substitution and vesting pursuant to the 2010 Director Stock Plan, or (C) a combination of restricted stock awards and non-statutory stock options. Such awards shall be made subject to the discretion of the compensation committee as set forth in the 2010 Director Stock Plan.

(4)	Assumes no change in the number of Non-Employee Directors and that each current Non-Employee Director remains in office.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has the following stock-based plans, all of which have been approved by the Company’s Board of Directors and shareholders:

•	1996 Non-Employee Directors’ Stock Option Plan (“the 1996 Plan”)

•	1997 Employee Stock Option Plan (“the 1997 Plan”)

•	2005 Employee Stock Plan (“the 2005 Plan”)

•	2006 Non-Employee Director Stock Plan (“the 2006 Plan”)

In addition, during 2009 the Company agreed in connection with the Ben Franklin acquisition to convert, for a two-year period, the options granted to certain Ben Franklin employees prior to the acquisition to acquire Ben Franklin stock into options to acquire the Company’s stock (“the Ben Franklin Plan”).

The following table presents the amount of cumulatively granted stock options and restricted stock awards, net of forfeitures, through December 31, 2009:

	Authorized	Authorized		Cumulative Granted, Net of
	Stock	Restricted		Forfeitures
	Option	Stock		Stock	Restricted
	Awards	Awards	Total	Option Awards	Stock Awards

1996 Plan	300,000	N/A	300,000	209,000	N/A
1997 Plan	1,100,000	N/A	1,100,000	1,020,896	N/A
2005 Plan	(1)	(1)	800,000	420,300	126,360
2006 Plan	(2)	(2)	50,000	15,000	20,400
The Ben Franklin Plan	(3)	N/A	210,286	202,716	N/A

(1)	The Company may award up to a total of 800,000 shares as stock options or restricted stock awards.

(2)	The Company may award up to a total of 50,000 shares as stock options or restricted stock awards.

(3)	The Company may award up to a total of 210,286 shares as stock options.

The Board recommends that you vote FOR
approval of the 2010 Director Stock Plan.

Approval of Restated Articles of Organization (Proposal 4)

The following summary of the Restated Articles of Organization for Independent Bank Corp. (the “Revised Corporate Charter”) and the Amended and Restated By-Laws, revised with corresponding changes (the “Revised By-Laws”), describes certain substantive changes proposed to be made to these documents but does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Corporate Charter and Revised By-Laws. Copies of the proposed Revised Corporate Charter and Revised By-Laws are attached hereto as Exhibits B and C, respectively, and are incorporated by reference into this proposal.

The Company was incorporated in Massachusetts in 1985, in accordance with the provisions of then existing Massachusetts corporate law, and has amended its Articles of Organization from time to time as circumstances warranted, most recently in 2005. Rockland Trust became the wholly-owned banking subsidiary of the Company in 1986.

In February 2010 the Board, based upon the recommendations derived, in part, from consultations with investment bankers and outside counsel, voted unanimously to submit the Revised Corporate Charter to shareholders for approval. In that vote the Board also approved the Revised By-Laws to make them consistent with the Revised Corporate Charter. The Board vote approving the Revised By-Laws, however, is expressly conditioned upon shareholder approval of the Revised Corporate Charter, and the Revised By-Laws will only take effect if we obtain the shareholder approval required for the Revised Corporate Charter.

We are asking the shareholders to vote separately with respect to each of the substantive changes to be reflected in the Revised Corporate Charter. The affirmative vote of a majority vote of the issued and outstanding common stock of Independent Bank Corp. is required to approve each of the individual proposals related to the Revised Corporate Charter. If either of the individual proposals is not approved by the shareholders, then the language relating to any proposal which is not approved will be omitted from the Revised Corporate Charter and the Revised By-laws.

General

The Revised Corporate Charter and Revised By-Laws:

•	increase to 75,000,000 the amount of shares of common stock, par value of $0.01 per share, authorized for issuance; and

•	clarify and strengthen the provisions related to the indemnification by the Company of its directors and officers and conform them more precisely with the provisions of the Massachusetts Business Corporation Act.

Substantive Changes in Revised Corporate Charter

(A)	Increase Amount of Authorized Shares of Common Stock to 75,000,000 (Proposal 4A).

The Company’s authorized common stock currently consists of 30,000,000 shares, par value of $0.01 per share. As of March 25, 2010, 21,166,995 shares were outstanding and approximately 1,636,967 shares were reserved for issuance pursuant to the Company’s existing stock-based plans described above under the heading “Securities Authorized for Issuance under Equity Compensation Plans” and under the proposed 2010 Director Stock Plan. Approximately 76% of the Company’s authorized common stock is therefore currently issued and outstanding and/or reserved for issuance, and there are now only 7,196,038 authorized shares of the Company’s common stock that are not reserved and that may be issued for any future purpose by the Company.

The Company has no current formal plans, has made no arrangements, and has not entered into any understandings to issue any of the proposed additional shares of authorized common stock for any specific purpose. The Board, however, believes that it is in the best interests of the Company to increase the amount of authorized common stock as proposed because it is advisable for the Company to have the flexibility to issue additional shares in a timely manner to take advantage of potential opportunities and/or address possible contingencies including, but not limited to, financings, possible acquisitions, equity incentive plans, employee benefit plans, or other general corporate purposes. Because questions of timing are almost always central to whether or on what basis public or private financing is to be undertaken or a possible acquisition can be accomplished, authorizing the proposed increase in common stock now would enable the Company to respond to, and take advantage of, market conditions and other favorable opportunities in a timely manner without incurring the delay and expense associated with a special shareholders’ meeting to approve an increase in the Company’s authorized common stock at a later time. It is intended that the additional authorized common stock would be subject to issuance at the discretion of the Board from time to time for any proper corporate purpose without further action by shareholders, except to the extent that shareholder approval may be required by law, regulation, or by the rules of any stock exchange on which the Company’s common stock may then be listed.

The issuance of additional shares of common stock, while providing desired flexibility in connection with possible issuances under equity incentive plans, financings, acquisitions or other corporate purposes, would have the effect of diluting the ownership interests of the Company’s current stockholders and could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the ownership interest and voting power of a party attempting to control the Company, even if such transaction would be favorable to the interests of stockholders. The Company is not aware of any attempts on the part of a third party to effect a change of control of the Company, and the amendment has been proposed for the reasons stated above and not for any possible anti-takeover effects it may have.

In addition, holders of common stock do not have preemptive rights to subscribe to additional securities that the Company may issue in the future. This means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership interest.

See Article IV, Paragraph A, Section 1 of the Revised Corporate Charter attached as Exhibit B hereto for this provision.

(B)	Indemnification of Directors and Officers (Proposal 4B).

The updated indemnification provisions of the Revised Corporate Charter and Revised By-Laws make it clear that each director and officer of the Company shall be indemnified by the Company against all liabilities incurred by him or her in connection with a proceeding to which the director or officer was made party to by reason of being a director or officer of the Company, but only if:

(i) (A) such director or officer conducted himself or herself in good faith;

(B) he or she reasonably believed that his or her conduct was in the best interests of the Company or that his or her conduct was at least not opposed to the best interests of the Company; and

(C) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or

(ii) such director or officer engaged in conduct for which he or she shall be held harmless under the other provisions of the Revised Corporate Charter.

Further, the Company shall not be required to indemnify or advance expenses to a director or officer in connection with a proceeding initiated by him or her, unless the initiation of such proceeding was authorized by the Board. The Revised Corporate Charter also provides that, if the Company does not pay a claim for which a director or officer is entitled to indemnification by the Company in full, such director or officer has the ability to bring a suit against the Company to recover the amount of the unpaid claim.

The indemnification provisions of the Revised Corporate Charter also provide that the Company may, upon the affirmative vote of a majority of the Board, indemnify or advance expenses to any person who has served at the request of the Company as a director, officer, trustee, officer, employee or other agent of another organization or at the Company’s request in any capacity with respect to any employee benefit plan.

See Article VI, Sections 8 through 14 of the Revised Corporate Charter attached hereto as Exhibit B, and Article Twelfth of the Revised By-laws attached hereto as Exhibit C, for these provisions.

The Board recommends that you vote FOR
each of the individual proposals related to the Restated Articles of Organization.

Other Matters (Proposal 5)

The proxy also confers discretionary authority with respect to any other business which may come before the annual meeting, including rules for the conduct of the meeting. The Board knows of no other matter to be presented at the meeting. It is the intention of the persons named as proxies to vote the shares to which the proxies relate according to their best judgment if any matters not included in this proxy statement come before the meeting.

BOARD OF DIRECTORS INFORMATION

Current Board Members

In addition to the board nominees set forth above, the Board of the Company is comprised of the individuals listed below.

Class III Directors (Term Expires in 2011) (Directors Continuing In Office):

William P. Bissonnette. Age 64.  Mr. Bissonnette is a certified public accountant and has for at least the last five years been a partner in the firm of Little & Bissonnette, CPAs located in Holliston, Massachusetts. Mr. Bissonnette has served as a director of Rockland Trust and the Company since 2009. Mr. Bissonnette previously served as a director and Chair of the compensation committee of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank until April 10, 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. The nominating committee has determined that Mr. Bissonnette is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, his prior service as a director of another bank, and his designation as a certified public accountant.

Daniel F. O’Brien. Age 54.  Mr. O’Brien is a certified public accountant and, for at least the last five years, has been owner and president of O’Brien, Riley and Ryan, a CPA firm located in Westwood, Massachusetts. Mr. O’Brien is also the manager of State Street Wealthcare Advisors, LLC, a financial services company, and State Street Consulting, LLC, a computer services consulting firm. Mr. O’Brien is also a practicing attorney. Mr. O’Brien has served as a director of Rockland Trust and the Company since 2009. Mr. O’Brien previously served as a director and member of the audit committee of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank until April 10, 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company. Mr. O’Brien also previously served as a director of Chart Bank until it was merged with and into Benjamin Franklin Bank, and served as chair of the Chart Bank audit committee. The nominating committee has determined that Mr. O’Brien is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, his prior service as a director of other banks, and his designation as a certified public accountant.

Christopher Oddleifson. Age 51.  Mr. Oddleifson has served as President and Chief Executive Officer of Rockland Trust and the Company since 2003. From 1998 to 2002 Mr. Oddleifson was President of First Union Home Equity Bank, a national banking subsidiary of First Union Corporation in Charlotte, North Carolina. Until its acquisition by First Union, Mr. Oddleifson was the Executive Vice President, responsible for Consumer Banking, for Signet Bank in Richmond, Virginia. He has also worked as a management consultant for Booz, Allen and Hamilton in Atlanta, Georgia. Mr. Oddleifson has served as a director of Rockland Trust and the Company since

2003. The nominating committee has determined that Mr. Oddleifson is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Robert D. Sullivan. Age 68.  Mr. Sullivan has, for at least the last five years, been the President of Sullivan Tire Co, Inc., a retail and commercial tire and automotive repair service with locations throughout Massachusetts, Maine, New Hampshire, Connecticut and Rhode Island. Mr. Sullivan has served as a director of Rockland Trust since 1979 and as a director of the Company since 2000. The nominating committee has determined that Mr. Sullivan is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Brian S. Tedeschi. Age 60.  Mr. Tedeschi is a retired real estate developer and, for at least the last five years, has been a Director of Tedeschi Food Shops, Inc. Mr. Tedeschi has also been, for part of the last five years, the Chairman of the Board of Tedeschi Realty Corporation, a real estate development company in Rockland, Massachusetts. Mr. Tedeschi has served as a director of Rockland Trust since 1980 and as a director of the Company since 1991. The nominating committee has determined that Mr. Tedeschi is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Class I Directors (Term Expires in 2012) (Directors Continuing In Office):

Donna L. Abelli. Age 52.  Ms. Abelli who, until early 2010 was recently known as Donna A. Lopolito, is a certified public accountant, a Consulting Chief Financial Officer, and the Director of Administration of Stars, a non-profit early education and youth development organization based in Weymouth, Massachusetts. Ms. Abelli has served as a director of Rockland Trust and the Company since 2005. Ms. Abelli has, for part of the last five years, served as a consultant with AccountAbility Outsourcing, Inc and, on an interim basis, as the Chief Financial Officer of two publicly-traded companies and various private companies. Ms. Abelli also previously served as the Chief Financial Officer of a publicly-traded company and, from 1998 to 1999, was the President of the Massachusetts Society of CPAs. The nominating committee has determined that Ms. Abelli is qualified to serve as a director based upon her prior service as a director of the Company and of Rockland Trust, her mature business judgment, her inquisitive and objective perspective, her familiarity with the communities that Rockland Trust serves, her prior service as a chief financial officer of publicly-traded companies, and her designation as a certified public accountant.

Richard S. Anderson. Age 68.  Mr. Anderson has, for at least the last five years, been the President and Treasurer of Anderson-Cushing Insurance Agency, Inc., an insurance broker in Middleborough, Massachusetts. Mr. Anderson has served as a director of Rockland Trust and the Company since 1992. Mr. Anderson was previously appointed a director of Middleborough Trust Company in 1980 and served as director of that bank until 1992, when it was merged with and into Rockland Trust. The nominating committee has determined that Mr. Anderson is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Kevin J. Jones. Age 59.  Mr. Jones has, for at least the last five years, been the Treasurer of Plumbers’ Supply Company, a wholesale plumbing supply company, in Fall River, Massachusetts. Mr. Jones has served as a director of Rockland Trust since 1997 and as a director of the Company since 2000. Mr. Jones was previously appointed a director of Middleborough Trust Company in 1990 and served as director of that bank until 1992, when it was merged with and into Rockland Trust. The nominating committee has determined that Mr. Jones is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, his familiarity with the communities that Rockland Trust serves, and his prior service as a director of another bank.

Richard H. Sgarzi. Age 67.  Mr. Sgarzi is a retired cranberry grower. Mr. Sgarzi has been, for part of the past five years, the President and Treasurer of Black Cat Cranberry Corp., a cranberry grower in Plymouth, Massachusetts. Mr. Sgarzi has served as a director of Rockland Trust since 1980 and as a director of the Company since

1994. The nominating committee has determined that Mr. Sgarzi is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Thomas J. Teuten. Age 70.  Mr. Teuten has, for at least the past five years, been the Chairman of the Board of A.W. Perry, Inc., a real estate investment company in Boston, Massachusetts, and its wholly-owned subsidiary A.W. Perry Security Corporation. Mr. Teuten was named Chairman of the Board of Rockland Trust and the Company in July 2003. Mr. Teuten has served as a director of Rockland Trust since 1975 and as a director of the Company since 1986. The nominating committee has determined that Mr. Teuten is qualified to serve as a director based upon his prior service as a director of the Company and of Rockland Trust, his mature business judgment, his inquisitive and objective perspective, and his familiarity with the communities that Rockland Trust serves.

Corporate Governance Information

The Board has adopted a written statement of governance principles, an audit committee charter, and written charters for all other Board committees, including the nominating committee and the compensation committee. Our governance principles, as well as the charter for each current committee of the Board and/or of Rockland Trust may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com). Our common stock ownership guidelines for directors are set forth in our governance principles. The Company has a written Code of Ethics to assist its directors, officers, and employees in adhering to their ethical and legal responsibilities. The current version of the Code of Ethics may also be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com).

Board Leadership Structure

The Board has, since 2003, named as its Chair a director who is not also the Chief Executive Officer of the Company or Rockland Trust and believes that such a leadership structure is appropriate to segregate the Board’s oversight role from management of the Company and Rockland Trust. The Board provides oversight of the Chief Executive Officer and other management of the Company and Rockland Trust to insure that the long-term interests of shareholders are being served through twelve regularly scheduled meetings a year, and additional meetings when necessary or advisable, at which reports on the management and performance of the Company and Rockland Trust, including reports regarding liquidity, interest rate risk, credit quality, loan loss provision, regulatory compliance, and other risks are reviewed. The Board has also established the Board committees described below which regularly meet and report back to the Board on the responsibilities delegated to them. In addition to its general oversight role, the Board also: selects, evaluates, and compensates the Chief Executive Officer and oversees Chief Executive Officer succession planning; reviews, monitors, and, when necessary or appropriate, approves fundamental financial and business strategies and major corporate actions; assesses major risks facing the Company or Rockland Trust and options for their mitigation; and, maintains the integrity of financial statements and the integrity of compliance with law and ethics of the Company and Rockland Trust.

Shareholder Communications to Board

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and will respond if and as appropriate. Absent unusual circumstances or as expressly contemplated by committee charters, the general counsel of the Company will (1) be primarily responsible for monitoring communications from shareholders and (2) will provide copies or summaries of such communications to the Board as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the general counsel of the Company considers to be important for the Board to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Shareholders who wish to send communications on any topic to the Board should submit them, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Shareholder Director Nominations

In accordance with the Company’s By-Laws and its Charter, the nominating committee considers director nominees submitted by shareholders. The Company’s By-Laws, require shareholders to submit director nominations to the Company not less than 75 days nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting. The nomination must set forth the name, age, business address, residence address, occupation, and amount of common stock held by the director nominee, as well as the written consent of the nominee. The shareholder must also include his or her name, record address, and amount of common stock held in the nomination. The shareholder must make certain further representations, as set forth in the Company’s By-Laws. Shareholders should submit any director nominations, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

The nominating committee will, as stated in its charter, review any director nominations submitted by shareholders to determine if the nominees satisfy the following criteria set forth in the Board’s governance principles with respect to qualifications for directors:

•	Directors should, as a result of their occupation, background, and/or experience, possess a mature business judgment that enables them to make a positive contribution to the Board. Directors are expected to bring an inquisitive and objective perspective to their duties. Directors should possess, and demonstrate through their actions on the Board, exemplary ethics, integrity, and values.

•	Directors will be ineligible to continue to serve on the Board once they attain the age of 72. Directors who attain the age of 72 during their elected term as a Director will retire from the Board upon reaching the age of 72.

•	Aside from any stock ownership requirements that are imposed by law, Directors are not required to own any minimum amount of the Company’s common stock in order to be qualified for Board service. Director ownership of the Company’s common stock, however, is strongly encouraged.

•	While familiarity with the communities that Rockland Trust serves is one factor to be considered in determining if an individual is qualified to serve as a Director, it is not a controlling factor. It is the sense of the Board, however, that a significant portion of the Directors should represent or be drawn from the communities that Rockland Trust serves.

•	Customers of Rockland Trust, if otherwise qualified, may be considered for Board membership. A customer relationship, however, will be a secondary criteria considered in evaluating a Director candidate in addition to other relevant considerations.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in circumstances that renders them incapable of performing their duties.

Shareholder Proposals for Next Annual Meeting

If you are interested in submitting a proposal for inclusion in the proxy statement for the 2011 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. Any shareholder who wishes to present a proposal for consideration by all of the Company’s shareholders at the 2011 Annual Meeting will be required, pursuant to Rule 14a-8, to deliver the proposal to the Company no later than December 7, 2010. In the event the Company receives notice of a shareholder proposal to take action at next year’s annual meeting of shareholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its shareholders intend to exercise their discretion to vote on the shareholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company’s principal executive offices by February 20, 2011. Please forward any shareholder proposals, in writing, to the Clerk, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370.

Director Attendance at Annual Shareholder Meeting and Meetings of the Board and its Committees

It is our policy that, to the extent possible, all directors attend the annual shareholder meeting. All of our current directors attended last year’s annual shareholder meeting.

During 2009, the Boards of the Company and Rockland Trust had 15 concurrent meetings. All directors attended at least 75% of the meetings of our Board during 2009.

During 2009, the Boards of the Company and Rockland Trust both had standing executive, audit, compensation, and nominating committees. During 2009, the Rockland Trust Board also had a standing trust committee. All Board committees operate under a written charter approved by the Board which describes the committee’s role and responsibilities. The charter for each Board committee may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com).

Directors’ membership on Board committees as of December 31, 2009 was as noted below. In addition to the four permanent members of the executive committee, three directors serve as rotating members of the executive committee for a three-month term, with the term of each rotating director staggered so that a new director rotates on and off of the committee each month. The following table provides 2009 membership by current directors and meeting information for each of the standing committees of the Company’s Board:

Name	Executive	Audit	Compensation	Nominating

Mr. Jones	X*		X	X
Mr. Sgarzi	X		X	X
Mr. Teuten	X		X1	X1
Mr. Oddleifson	X
Ms. Abelli	X (rotating basis)	X*[2]		X
Mr. Anderson	X (rotating basis)			X*
Mr. Bissonnette	X (rotating basis)
Mr. Gilmore	X (rotating basis)		X*
Ms. Miskell	X (rotating basis)	X	X3	X
Mr. O’Brien	X (rotating basis)	X [3]
Mr. Ribeiro	X (rotating basis)	X [3]
Mr. Spurr	X (rotating basis)	X*[1]
Mr. Sullivan	X (rotating basis)	X**
Mr. Tedeschi	X (rotating basis)
Mr. Venables	X (rotating basis)

Total Meetings Held In 2009	23 meetings	8 meetings	13 meetings	0 meetings

*	indicates Committee Chair

**	indicates Committee Vice Chair

All directors attended at least 75% of the 2009 committee meetings of the Board of which they were members, with the exception of Director Anderson who attended 60% of his rotating Executive Committee meetings.

Directors Bissonnette, O’Brien, and Venables joined the Board in April 2009.

1	= In November 2009 Directors Spurr and Teuten resigned from their positions on the noted committees of the Board of which they were members.

2	= Appointed Chair of the Audit Committee in November 2009.

3	= Appointed member of noted committee in November 2009.

Director Cash and Equity Compensation

Non-employee directors of the Company and Rockland Trust receive both cash and equity compensation as described below. Board compensation is reviewed by comparison to peer institutions using publicly-available information. Director compensation is designed to attract and retain persons who are well-qualified to serve as directors of the Company and Rockland Trust.

Director Cash Compensation

Non-employee directors of the Company and Rockland Trust receive cash compensation in the form of annual retainers and Board and committee meeting fees. Total cash director compensation depends upon whether a director served as Chair of the Board or one its committees, whether a director served as a permanent or rotating executive committee member, and upon the number of Board and committee meetings a director attended. Cash compensation is paid to each non-employee director in arrears, twice a year, in an amount equal to one-half of the annual retainer plus the meeting fees then due.

The annual retainers for non-employee directors of the Company and of Rockland Trust during 2009 were as follows:

Position	2009 Annual Retainer

Chair of Board	$30,000
Chair of Executive Committee	$25,000
Chair Audit Committee	$15,000
Vice Chair Audit Committee	$15,000
Chair Compensation Committee	$15,000
Chair Nominating & Governance Committee	$15,000
Permanent Executive Committee Member	$17,000
Rotating Executive Committee Member	$12,000

Board meeting fees during the first six months of 2009 were $950 per meeting for the Chair and all other directors. Committee meeting fees during 2009 were $1,250 per meeting for the audit committee, $1,000 per meeting for all committee Chairs and all other Board committee members.

In December 2009, based upon an analysis of peer group data, the Board voted: to alter Board meeting fees by increasing the per meeting fee for the Chair and all other directors to $1,000 per meeting, retroactive to July 2009, and to increase annual retainers, effective in 2010, as follows:

Position	2010 Annual Retainer

Chair of Board	$34,000
Chair of Executive Committee	$29,000
Chair Audit Committee	$19,000
Vice Chair Audit Committee	$19,000
Chair Compensation Committee	$19,000
Chair Nominating & Governance Committee	$19,000
Permanent Executive Committee Member	$21,000
Rotating Executive Committee Member	$16,000

The Company has established a Deferred Compensation Program that permits non-employee directors who choose to participate to defer all or any portion of the cash compensation they would otherwise receive. Directors who choose to participate in the Deferred Compensation Program have all, or a designated portion, of the cash compensation they would otherwise receive invested in the Company’s common stock. Distributions, in the form of the Company’s common stock, are made to directors who choose to participate in the Deferred Compensation Program following their departure from the Board. During the past year the following directors chose to defer some or all of their cash compensation pursuant to the Deferred Compensation Program: Director Anderson — 100% deferred; Director Jones — 100% deferred; and, Director Spurr — 50% deferred.

No additional fees were paid to any member of the compensation committee or nominating committee for attendance at committee meetings if they were held concurrently with meetings of the executive committee and/or Board.

No fees were paid to any director who was an employee of the Company or Rockland Trust for attendance at any Board or Board committee meetings.

Director Equity Compensation

In April 2006 shareholders approved the 2006 Independent Bank Corp. Non-Employee Director Stock Plan. The 2006 Director Stock Plan provides that, following each annual shareholders meeting after 2006, each non-employee director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall automatically and without further action be granted a restricted stock award for 400 shares of common stock. Under the 2006 Director Stock Plan, each person who becomes a non-employee director at any time following the 2006 annual meeting shall, on the first anniversary of his or her election, also be granted a non-statutory option to purchase 5,000 shares of common stock. The 2006 Director Stock Plan also provides that restricted stock awards made to non-employee directors vest upon the earlier of: five years from the date of grant or any earlier date upon which an individual ceases to be a non-employee director for any reason other than removal from the Board for cause.

On February 25, 2010, the Board adopted the 2010 Non-Employee Director Stock Plan. The 2010 Director Stock Plan is being submitted to the shareholders at the annual meeting for their approval. A summary of the 2010 Director Stock Plan is set forth under “Approval of 2010 Director Stock Plan (Proposal 3)” above.

DIRECTOR COMPENSATION TABLE

The following table summarizes the cash and equity compensation paid to non-employee directors in 2009:

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash(1)	Awards(2)	Awards(2)	Compensation	Earnings	Compensation(3)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Donna L. Abelli	$43,600	$8,032	$—	N/A	N/A	$1,008	$52,640
Richard S. Anderson	$33,600	$8,032	$—	N/A	N/A	$1,008	$42,640
William P. Bissonnette*	$27,850	$8,032	$—	N/A	N/A	$144	$36,026
Benjamin A. Gilmore, II	$44,600	$8,032	$—	N/A	N/A	$1,008	$53,640
Kevin J. Jones	$62,600	$8,032	$—	N/A	N/A	$1,008	$71,640
Eileen C. Miskell	$42,600	$8,032	$—	N/A	N/A	$1,008	$51,640
Daniel F. O’Brien*	$26,900	$8,032	$—	N/A	N/A	$144	$35,076
Carl Ribeiro	$31,600	$8,032	$70,450	N/A	N/A	$432	$110,514
Richard H. Sgarzi	$53,600	$8,032	$—	N/A	N/A	$1,008	$62,640
John H. Spurr, Jr.	$43,650	$8,032	$—	N/A	N/A	$1,008	$52,690
Robert D. Sullivan	$45,600	$8,032	$—	N/A	N/A	$1,008	$54,640
Brian S. Tedeschi	$29,650	$8,032	$—	N/A	N/A	$1,008	$38,690
Thomas J. Teuten	$67,600	$8,032	$—	N/A	N/A	$1,008	$76,640
Thomas R. Venables*	$27,850	$8,032	$—	N/A	N/A	$144	$36,026

*	Directors Bissonnette, O’Brien, and Venables joined the Board in April 2009.

(1)	Column (b) reflects the total fees earned or paid in cash for directors. As noted above, during the past year the following directors chose to defer some or all of their cash compensation pursuant to the Deferred Compensation Program: directors Anderson, Jones, and Spurr.

(2)	The amounts in columns (c) and (d) represent the grant date fair value of the restricted stock awards and option awards granted to directors calculated in accordance with FASB Topic 718, excluding the impact of estimated forfeitures. No director awards were forfeited during the year. The assumption used in the valuation for any awards reported in columns (c) and (d) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as a part of the Company’s 2009 Annual Report on Form 10-K

As of December 31, 2009, the aggregate number of restricted stock awards and stock option awards for each non-employee director was as follows:

	Aggregate Outstanding	Aggregate Outstanding
Name	Restricted Stock Awards per Director	Stock Option Awards per Director

Richard S. Anderson, Benjamin A. Gilmore II, John H. Spurr, Jr., Robert D. Sullivan, Brian S. Tedeschi and Thomas J. Teuten	1,600	4,000
William P. Bissonnette and Daniel F. O’Brien	400	5,467 *
Kevin J. Jones	1,600	3,000
Donna L. Abelli, Eileen C. Miskell and Richard H. Sgarzi	1,600	5,000
Carl Ribeiro	800	5,000
Thomas R. Venables	400	—

*	These stock options are related to the Benjamin Franklin Bancorp, Inc. acquisition that took place during 2009, in which options to acquire Benjamin Franklin stock were converted into options to acquire Company stock.

(3)	Column (g) reflects the dividends paid to directors in 2009 on their unvested restricted stock.

Report of the Audit Committee3

Each member of the audit committee is “independent” as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, the rules and regulations of the SEC thereunder, and the listing standards of the NASDAQ Stock Market. In addition, the Board has determined that the audit committee has three members who each qualify as an “audit committee financial expert” as defined in regulations issued pursuant to the Sarbanes-Oxley Act of 2002. The three members who each qualify as an “audit committee financial expert” are Donna L. Abelli, CPA, Chair of the audit committee, Eileen C. Miskell, CPA, and Daniel F. O’Brien, CPA.

The audit committee operates under a written charter adopted and approved by the Board. The audit committee charter sets forth the audit services, audit-related services, and tax services which the audit committee has pre-approved our independent registered public accounting firm to perform up to a maximum fee of $10,000 and the authority which the Board has granted to the audit committee chair to pre-approve the performance of any services by our independent registered public accounting firm in the interval between audit committee meetings. The current audit committee charter may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com).

The audit committee is responsible for providing independent, objective oversight of our audit process and for monitoring our accounting, financial reporting, data processing, regulatory, and internal control functions. One of the audit committee’s primary responsibilities is to enhance the independence of the audit function, thereby furthering the objectivity of financial reporting. Accordingly, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm, who must report directly to the audit committee. The audit committee regularly meets privately with our independent registered public accounting firm, which has unrestricted access to the audit committee. The other

3 This report, and the compensation committee report below, shall not be deemed to be incorporated by reference into any of our previous filings with the SEC and shall not be deemed incorporated by reference into any of our future SEC filings irrespective of any general incorporation language therein.

duties and responsibilities of the audit committee are to: (1) oversee and review our financial reporting process and internal control systems; (2) evaluate our financial performance, as well as our compliance with laws and regulations; (3) oversee management’s establishment and enforcement of financial policies; and (4) provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board, including the resolution of any disagreements that may arise regarding financial reporting.

The audit committee has:

•	received the written disclosures and letter from E&Y required by the Public Company Accounting Oversight Board, has discussed the independence of E&Y and considered whether the provision of non-audit services by E&Y is compatible with maintaining auditor independence, and has satisfied itself as to the independence of E&Y;

•	reviewed and discussed our audited, consolidated financial statements for the fiscal year ended December 31, 2009 with our management and E&Y, our independent registered public accounting firm, including a discussion of the quality and effect of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	discussed the matters required by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance) with E&Y, including the process used by management in formulating particularly sensitive accounting estimates and the basis for the conclusions of E&Y regarding the reasonableness of those estimates; and

•	met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

Based on the review and discussions noted above, the audit committee has voted to include our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Submitted by:
Donna L. Abelli, CPA, Chair
Robert D. Sullivan, Vice-Chair
Daniel F. O’Brien, CPA
Eileen C. Miskell, CPA
Carl Ribeiro
Audit Committee
Independent Bank Corp.

Compensation Committee Interlocks and Insider Participation

During 2009, Directors Jones, Sgarzi, Teuten, Gilmore and Miskell served as members of the compensation committees of the Company and Rockland Trust. No current or former executive officer or other employee of the Company or of Rockland Trust served on the compensation committees of either the Company or Rockland Trust. No director or executive officer of the Company or Rockland Trust served on the compensation committee of any other entity which determined whether to award compensation to any director or executive officer. No member of the compensation committee of the Company or Rockland Trust had any relationship with the Company or Rockland Trust during 2009 requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, except for Director Teuten. As described below under “Related Party Transactions,” Director Teuten is the Chairman of the Board of A.W. Perry, Inc., from which Rockland Trust acquired property and to which Rockland Trust paid rent in 2009. Director Teuten resigned from the compensation committee in November, 2009, at the time the acquisition of the property was consummated.

Related Party Transactions

Since January 1, 2009, neither the Company nor Rockland Trust has been a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and which any director, executive officer, or holder of more than 5% of our stock, or any member of the immediate family of any such person, had or will have a direct or indirect material interest other than:

•	standard compensation arrangements described below under “Executive Officer Information”; and

•	the transactions described below.

On November 13, 2009 Rockland Trust exercised a contractual right it had received about 20 years prior to acquire sole ownership of 2036 Washington Street, Hanover, Massachusetts, a 5.28 acre site improved by a three story building containing approximately 22,000 square feet of office space. Rockland Trust already owned a fifty percent interest in the entity which held the property and Rockland Trust was then renting all of the acquired building. Rockland Trust exercised its option to acquire the property based upon an assessment of its facilities needs, which included an evaluation of comparable real estate alternatives which were more expensive. Rockland Trust acquired the fifty percent interest that it did not already own in the entity which held the property based upon the property’s fair market value of $2,900,000, as determined by third-party appraisals, thereby acquiring the fifty percent interest owned by A.W. Perry, Inc., a real estate developer. Directors Thomas J. Teuten and John H. Spurr, Jr. are, respectively, the Chairman of the Board and President of A.W. Perry, Inc. The transaction (when combined with the $387,124 in rent which Rockland Trust paid in 2009 to the entity which owned the property prior to the closing) resulted in gross proceeds to A.W. Perry, Inc. that slightly exceeded the threshold established by NASDAQ Stock Market (“NASDAQ”) listing rules for a director of a NASDAQ-listed company to be considered an “independent” Director.

During 2009 Rockland Trust paid approximately $412,346 in rent for office space in Brockton, Massachusetts to the Brophy Randolph LLC pursuant to a written lease. The wife, children, and sister-in-law of Director Kevin J. Jones, collectively, have a twenty-five percent (25%) ownership interest in the Brophy Randolph LLC.

In the opinion of management of the Company, the terms of the foregoing transaction were no less favorable to the Company than those it could have obtained from an unrelated party providing comparable premises or services.

Pursuant to various regulatory requirements and other applicable law, the Board of Rockland Trust must approve certain extensions of credit, contracts, and other transactions between Rockland Trust and any director or executive officer. The Board has adopted a written policy, and Rockland Trust has established written procedures, to implement these requirements which state, in essence, that any transaction between Rockland Trust and any director or executive officer, or any of their immediate family members must be made on terms comparable to those which Rockland Trust would reach with an unrelated, similarly situated third-party and must be approved in advance by a Board vote. Rockland Trust’s General Counsel and Rockland Trust’s designated Federal Reserve Bank Regulation O officer share responsibility for oversight and implementation of the Board policy and Rockland Trust procedures for review of related party transactions, which are typically applied to extensions of credit and any other financial transaction of a material nature between Rockland Trust and any director or executive officer. Any director or executive officer involved in such a transaction leaves the meetings while the Board considers and votes upon the transaction.

Some of the directors and executive officers of the Company, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2009 were, also customers of Rockland Trust in the ordinary course of business, or had loans outstanding during 2009, including loans of $200,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to Rockland Trust in the future. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unaffiliated persons and, where required by law, were prior approved by the Rockland Trust Board. At December 31, 2009, such loans amounted to approximately $30,643,705 million (7.4% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Director Independence

NASDAQ rules, and our governance principles, require that at least a majority of our Board be composed of “independent” directors. The following directors are not currently considered to be “independent” directors:

•	Mr. Oddleifson, who is the President and CEO of the Company and of Rockland Trust;

•	Mr. Venables who, due to his prior service as the President and CEO of Benjamin Franklin Bancorp, Inc. and Benjamin Franklin Bank until April 10, 2009, when Benjamin Franklin Bancorp, Inc. was merged with and into the Company, is disqualified from being deemed an “independent” director until at least after December 31, 2011; and

•	Mr. Spurr and Mr. Teuten, who had previously been “independent” directors but who, due to Rockland Trust’s November 2009 exercise of an option to purchase real estate described above, were disqualified from being deemed “independent” directors until at least after December 31, 2011.

All other directors of the Company and of Rockland Trust are “independent” within the meaning of both the NASDAQ rules and our own corporate governance principles. Eleven of our fifteen directors, therefore are currently “independent” directors.

None of our directors are members of board of directors of any other publicly-traded company. Our formal position on the time which directors must be willing to devote to their duties is set forth in our governance principles.

EXECUTIVE OFFICER INFORMATION

Current Executive Officers

The Executive Officers of the Company and Rockland Trust, and their ages as of the annual meeting, currently are:

Christopher Oddleifson. Age 51.  Information concerning the business experience of Mr. Oddleifson, who is also a director of the Company and Rockland Trust, has been provided previously in the section entitled “Board of Directors.”

Raymond G. Fuerschbach. Age 59.  Mr. Fuerschbach has served as Senior Vice President and Director of Human Resources of Rockland Trust since April 1994. Prior thereto, Mr. Fuerschbach had been Vice President and Human Resource Officer of Rockland Trust since November 1992. From January 1991 to October 1992, Mr. Fuerschbach served as Director of Human Resources for Cliftex Corp., New Bedford, Massachusetts, a tailored clothing manufacturer, and served in the same capacity for Chesebrough-Ponds, Inc., Health-Tex Division, Cumberland, Rhode Island from 1987 to 1991.

Edward F. Jankowski. Age 59.  Mr. Jankowski has served as Chief Technology and Operations Officer of Rockland Trust since November 2004. From October 2003 to November 2004, Mr. Jankowski was Chief Risk Officer of the Company and of Rockland Trust. From November 2000 to October 2003, Mr. Jankowski was Chief Internal Auditor of the Company and Rockland Trust. Prior thereto, Mr. Jankowski served as Senior Vice President of North Shore Bank, Peabody, Massachusetts from 1995 to 2000. From 1985 to 1994, Mr. Jankowski was Senior Vice President of Multibank Service Corp., a subsidiary of Multibank Financial Corp., Dedham, Massachusetts.

Jane L. Lundquist. Age 56.  Ms. Lundquist has served as the Executive Vice President, Director of Retail Banking and Corporate Marketing of Rockland Trust since July 2004. In January 2009 Ms. Lundquist was named the Director of Residential Lending. Ms. Lundquist started working at Rockland Trust, on an interim basis, in April 2004. Prior to joining Rockland Trust Ms. Lundquist served as the President and Chief Operating Officer of Cambridgeport Bank in Cambridge, Massachusetts, and also as President of its holding company, Port Financial Corp.

Gerard F. Nadeau. Age 51.  Mr. Nadeau has served as the Executive Vice President, Commercial Lending Division of Rockland Trust since July 1, 2007. Mr. Nadeau has worked at Rockland Trust in a variety of capacities since 1984, most recently serving as a Senior Vice President in the Commercial Lending Division from 1992 until 2007.

Edward H. Seksay. Age 52.  Mr. Seksay has served as General Counsel of the Company and of Rockland Trust since July 2000. Mr. Seksay is a graduate of Suffolk University Law School, where he was Editor-In-Chief of the Law Review. Prior to joining the Company and Rockland Trust, Mr. Seksay was with the Boston, Massachusetts law firm Choate, Hall & Stewart from 1984 to 1991 and with the Boston, Massachusetts law firm Heller, Levin & Seksay, P.C. from 1991 to 2000.

Denis K. Sheahan. Age 45.  Mr. Sheahan has served as Chief Financial Officer of the Company and Rockland Trust since May 2000. From July 1996 to May 2000, Mr. Sheahan was Senior Vice President and Controller of the Company and Rockland Trust. Prior thereto, Mr. Sheahan served as Vice President of Finance of BayBanks, Inc., Boston, Massachusetts.

The term of office of each executive officer of the Company extends until the first meeting of our Board following the annual meeting of our shareholders and/or until his/her earlier termination, retirement, resignation, death, removal, or disqualification. The term of office of each executive officer of Rockland Trust extends until his/her termination, retirement, resignation, death, removal, or disqualification. Other than the employment agreements with Mr. Oddleifson, Mr. Fuerschbach, Mr. Jankowski, Ms. Lundquist, Mr. Nadeau, Mr. Seksay, and Mr. Sheahan, there are no arrangements or understandings between any executive officer and any other person pursuant to which such person was elected as an executive officer.

Relationship Between Compensation Policies and Risk

Rockland Trust sometimes uses variable cash incentive compensation programs and/or plans to reward and incent employee performance and retain top talent. A detailed financial analysis of any potential cash incentive compensation program or plan is performed prior to its adoption. Our cash incentive programs and plans typically establish maximum awards, evaluate whether risk management and compliance results are satisfactory in determining whether to make an award, and reserve the ability to lower any cash award otherwise payable to zero in the sole discretion of management (and in the sole discretion of the Board, in the event of programs or plans applicable to executive officers). Any cash incentive compensation program or plan of a material nature is reported to the compensation committee and to the Board of Directors. The Company does not believe that the incentive compensation or other policies and practices of the Company and of Rockland Trust are reasonably likely to have a material adverse effect on the Company.

Compensation Discussion and Analysis

Compensation Committee — Composition and Responsibility

The Board has determined that all members of the compensation committee are independent directors in accordance with NASDAQ rules. There are currently four directors who serve on the compensation committee: Director Gilmore as Chair, and Directors Jones, Miskell, and Sgarzi.

The compensation committee operates under a written charter approved by the Board. The current compensation committee charter may be viewed by accessing the Investor Relations link on the Rockland Trust website (http://www.rocklandtrust.com). The compensation committee has, as stated in its charter, two primary responsibilities: (i) assisting the Board in carrying out its responsibilities in determining the compensation of the CEO and executive officers of the Company and Rockland Trust; and (ii) establishing compensation policies that will attract and retain qualified personnel through an overall level of compensation that is comparable to, and competitive with, others in the industry and in particular, peer financial institutions.

The compensation committee, subject to the provisions of our 1997 Employee Stock Option Plan and the 2005 Employee Stock Plan, also has authority in its discretion to determine the employees of the Company and Rockland Trust to whom stock options and/or restricted stock awards shall be granted, the number of shares to be granted to each employee, and the time or times at which options and/or restricted stock awards should be granted. The CEO makes recommendations to the compensation committee about equity awards to the employees of the Company and

Rockland Trust (other than the CEO). The compensation committee also has authority to interpret the Plans and to prescribe, amend, and rescind rules and regulations relating to the Plans.

The CEO reviews the performance of the executive officers of the Company and Rockland Trust (other than the CEO) and, based on that review, the CEO makes recommendations to the compensation committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The compensation committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company and Rockland Trust. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company and Rockland Trust. The compensation committee and the Board use summaries of proposed overall short and long-term compensation, summaries of compensation decisions made in past years, and competitive survey data showing current and historic elements of compensation, and other relevant information when reviewing executive officer and CEO compensation.

The compensation committee has in recent years been assisted and advised in its work by the following external executive compensation consultants, proprietary surveys, and publicly available materials:

•	Hay Group — Specialists in the Hay proprietary method for determining base salary ranges and for market based review of annual merit programs and salary range changes. Hay has also assisted the compensation committee with recommendations for equity compensation and other compensation matters.

•	Towers Watson formerly Watson Wyatt Consulting — Executive compensation specialists, with extensive commercial banking expertise. Towers Watson has advised the compensation committee on annual cash incentive programs, total compensation, and peer group comparisons.

•	Sentinel Benefits — Sentinel has provided actuarial and retirement plan design advisory services to the compensation committee.

•	Segal Consulting — Executive compensation specialists, with special expertise in executive retirement plan design.

•	Equilar — Equilar provides an online database gathered from proxy statements and annual reports in the financial services industry.

•	Wyatt Data Services — The bank is a participant in the Wyatt Financial Institutions Compensation report, and utilizes this survey data for comparison purposes

•	Luse Gorman Pomerenk & Schick, P.C. — Luse Gorman is a law firm that specializes in executive compensation and employee benefits. Luse Gorman advised the Company and Rockland Trust during 2008 on revisions to executive officer employment agreements and the amendment and restatement of the Rockland Trust Supplemental Executive Retirement Plan for purposes of compliance with Section 409A of the Internal Revenue Code.

Compensation Philosophy

The compensation philosophy of the Company and Rockland Trust rests on two principles:

•	Total compensation should vary with our performance in achieving financial and non-financial objectives; and

•	Long-term incentive compensation should be closely aligned with the interests of shareholders.

The Company has therefore adopted a “pay for performance” approach that offers a competitive total rewards package to help create long-term value for our shareholders. In designing compensation programs, and making individual recommendations or decisions, the compensation committee focuses on:

•	Aligning the interests of executive officers and shareholders;

•	Attracting, retaining, and motivating high-performing employees in the most cost-efficient manner; and

•	Creating a high-performance work culture.

The Company’s compensation program reflects a mix of stable and at risk compensation, designed to fairly reward executive officers and align their interests with those of shareholders in an efficient manner. Each element of the Company’s compensation program is intended to provide employees with a pay opportunity that is externally competitive and which recognizes individual contributions.

Use of Peer Groups and Survey Information

The Company periodically reviews executive officer total compensation against a peer group. The compensation committee periodically assesses the relevancy of the companies within the peer group and makes changes when appropriate. For 2009, the peer group consisted of 21 financial institutions in the New England and Mid-Atlantic market with reported total assets ranging from approximately $2.08 billion to approximately $8.36 billion. Banks selected as peers for compensation purposes are public and actively traded banks with consumer lending balances representing less than 25% of total loans. Banks located primarily in the New York City market are excluded from the peer group, as New York metropolitan compensation practices are not directly comparable.

The companies included in the peer group in 2009 were: Newalliance Bancshares Inc., Sterling Bancorp, Boston Private Financial Holdings Inc., FNB Corp/FL/, NBT Bancorp Inc., Signature Bank, Camden National Corp., Washington Trust Bancorp Inc., Community Bank Systems Inc., Sun Bancorp Inc./NJ/, Trustco Bank Corp NY, Sandy Springs Bancorp Inc., Univest Corp of Pennsylvania, Beneficial Mutual Bancorp Inc., Tompkins Financial Corp., Metro Bancorp, Inc., S&T Bancorp Inc., Harleysville National Corp, First Commonwealth Financial Corp/PA/, WSFS Financial Corp., and Lakeland Bancorp Inc.

In addition to reviewing information from the peer group, the compensation committee evaluates executive compensation by reviewing national and regional surveys that cover a broader group of companies.

Executive Compensation — Elements

The executive compensation program of Rockland Trust typically has four primary components: base salary, annual cash incentive compensation, long-term equity-based compensation, and benefits. The compensation committee strives to balance short-term and long-term Company performance and shareholder returns in establishing performance criteria. Performance criteria reflect budgets, strategic objectives, competitive peer performance, and other relevant factors. The compensation committee evaluates executive compensation against performance criteria and competitive executive pay practices before determining changes in base salary, the amount of any incentive payments, discretionary bonuses, stock option awards, restricted stock awards, and other benefits.

•	Base salaries are intended to be competitive relative to similar positions at peer institutions in order to provide Rockland Trust with the ability to attract and retain executives with a broad, proven track record of performance.

•	The use of variable annual cash incentive compensation is designed to provide a competitive cash payment opportunity based both on individual behavior and the Company’s overall financial performance. The opportunity for a more significant award increases when both the Company and the employee achieve higher levels of performance. The Company grants cash incentive compensation pursuant to a plan or by granting discretionary cash bonuses. The Company did not establish a cash incentive plan for executive officers during 2009 for the reasons described below under “Annual Cash Incentive Compensation.” The Company does not anticipate that it will establish a cash incentive compensation plan for executive officers in 2010, but that the compensation committee will again consider whether to recommend to the Board the payment of discretionary cash bonus awards to executive officers.

•	Our long-term equity-based compensation incentive plan is generally made available to selected groups of individuals, including our executive officers, in the form of stock options and/or restricted stock. Equity awards have vesting schedules and the potential to grow in value over time, Equity awards are intended to link executive officer financial outcomes to performance that maximizes long term shareholder returns and are designed to encourage officer retention.

•	To remain competitive in the market for a high caliber management team and to ensure stability and continuity in its leadership, Rockland provides to its CEO and certain named executive officers certain other fringe benefits, such as retirement programs, medical plans, life and disability insurance, use of company owned automobiles, and employment agreements. The compensation committee periodically reviews fringe benefits made available to executive officers to ensure that they are in line with market practice.

Base Salary

Rockland Trust has utilized the Hay Group proprietary job evaluation methodology in establishing competitive salary ranges and midpoints for the executives and officers of Rockland Trust. Hay conducts market analyses of cash compensation within the banking industry and uses its proprietary job evaluation process to recommend salary midpoints and ranges that reflect competitive factors and maintain internal equity. Hay makes annual recommendations to the compensation committee regarding market-based changes to salary ranges and merit increase programs. Hay conducted a review of base salaries and midpoints and salary ranges in 2008. The review involved analysis of the executive positions and a comparison to comparable positions in the Hay database.

In January 2009 Rockland Trust froze the base salaries of all its employees. While the recommendations of Hay for changes to executive midpoints and salary ranges were adopted in February 2009, no action was taken with respect to them due to the salary freeze then in effect. The company-wide salary freeze was lifted in August of 2009, and base salary increases were granted to all Rockland Trust employees with satisfactory performance reviews at that time. The Board approved base salary increases for Mr. Nadeau, Mr. Seksay, and Mr. Sheahan in August 2009 based upon the recommendations of the compensation committee derived from the Hay analysis adopted in February 2009, and upon the evaluation of their performance by CEO Oddleifson. Ms. Lundquist did not receive a base salary increase in August 2009 because the Board had on February 27, 2009 already granted her a base salary increase due to her assumption of additional responsibilities for oversight of residential mortgage origination. Although the compensation committee intended to recommend that the Board award Mr. Oddleifson a base salary increase in August 2009 based upon the February 2009 Hay analysis and the Board’s review of Mr. Oddleifson’s performance, Mr. Oddleifson requested that the compensation committee and Board refrain from granting him a base salary increase at that time. The Board and the compensation committee, in response to Mr. Oddleifson’s request, refrained from granting him a base salary increase in August 2009.

In January 2010, Hay recommended a 2.5% increase in 2010 salary ranges for all Rockland Trust employees.

In February 2010 performance evaluations for 2009 of Mr. Oddleifson, Ms. Lundquist, Mr. Nadeau, Mr. Seksay, and Mr. Sheahan were completed. In February 2010 the Board approved base salary increases for Mr. Oddleifson, Ms. Lundquist, Mr. Nadeau, Mr. Seksay, and Mr. Sheahan based upon the recommendations of the compensation committee which were derived from: in the case of the executive officers other than Mr. Oddleifson, the evaluation of their performance by CEO Oddleifson and the January 2010 Hay recommendations as to 2010 salary range increases; and, in the case of Mr. Oddleifson, the February 2009 Hay recommendations for changes to executive midpoints and salary ranges, the evaluation of Mr. Oddleifson’s performance by the Board, and the January 2010 Hay recommendations as to 2010 salary range increases.

Annual Cash Incentive Compensation

The Company was a participant in the Capital Purchase Program established by the United States Department of the Treasury as part of the Troubled Asset Relief Program from January 9, 2009 until April 22, 2009. The Board did not adopt a cash incentive compensation plan for executive officers of the Company and Rockland Trust while the Company was subject to the executive compensation restrictions imposed on Capital Purchase Program participants. After the Company exited the Capital Purchase Program, the Board determined that it would not establish a cash incentive compensation plan for executive officers in 2009 due to the extraordinary financial situation anticipated in 2009 and uncertainty over the depth or length of the United States recession and its impact on local markets. The Board instead informed executives that discretionary bonuses would be considered for 2009 performance based upon the Company’s 2009 financial results relative to peers and other relevant considerations.

On February 25, 2010 the Board awarded discretionary cash bonuses to executive officers for 2009 based upon the compensation committee’s recommendations. The Board’s decision to award discretionary cash bonuses was based upon the strong performance of the Company relative to its peers, key corporate accomplishments, and other factors including:

•	Despite a very challenging operating environment, the Company’s 2009 overall financial performance was strong and, for the most recent period for which comparable data was available, exceeded that of its peers with respect to return on average equity and return on average assets.

•	Rockland Trust took advantage of market opportunities, had strong new business volumes, and recorded organic growth in commercial loans of 12% and recorded organic growth in core deposits of 15%.

•	The Company closed and successfully integrated the acquisition of Benjamin Franklin Bancorp, Inc. and its wholly-owned subsidiary Benjamin Franklin Bank.

•	The Company strengthened its balance sheet and capital position, growing tangible common equity by almost one hundred basis points.

•	Significant risks were well-managed, including interest rate risk and liquidity risk.

•	Asset quality performed as expected. While the losses recognized for some asset classes increased, asset quality was stable and delinquency, both early and late stage, was stable.

•	The primary factors that had a negative effect on 2009 financial performance were merger and acquisition expenses, increased loan loss provisioning and loan workout costs, securities impairment, increased Federal Deposit Insurance Corporation premiums, and costs associated with Capital Purchase Program participation.

In determining the amount of discretionary cash bonuses awarded to the principal executive officer, the principal financial officer, and the other named executive officers, the Board and the compensation committee considered (1) each executive officer’s performance for 2009 (based upon the Board’s evaluation of the Chief Executive Officer’s performance and the Chief Executive Officer’s evaluation of the performance of the other executive officers which he reported to the Board and to the compensation committee), (2) the amount of each executive officer’s overall short and long-term compensation, (3) compensation decisions made with respect to the executive officers in past years, (4) peer group data, and (5) other relevant considerations.

The discretionary cash bonuses granted on February 25, 2010 to the principal executive officer, the principal financial officer, and the other named executive officers are set forth below in the Summary Compensation Table.

Long-Term Compensation

Equity Compensation

Long-term equity compensation grants are designed to be a retention tool to the individuals to whom they are awarded and are made based on competitive factors, such as equity compensation awarded by peers and amounts that are determined to be appropriate in order to retain key personnel. Equity compensation and stock ownership also serve to link the net worth of executive officers to the performance of our common stock and therefore provide an incentive to accomplish the strategic, long-term objectives periodically established by the Company to maximize long-term shareholder returns.

Acting on the recommendation of the compensation committee and consistent with peer practices and financial industry trends, in 2009 the Board used restricted stock awards for long-term incentive compensation. The Board determined that, in a period of economic uncertainty and market volatility, time vesting restricted stock awards best met the long term equity compensation retention objectives for executives and other qualified officers. In May 2009 the Company granted restricted stock awards under the 2005 Employee Stock Plan that time vested in equal increments over five years, to the CEO and to the other executive officers as set forth below in the table entitled “Outstanding Equity Awards at Fiscal Year-End.”

Benefits

Nonqualified Retirement Plans for Executive Officers

The objective of the Company’s nonqualified retirement program is to provide from all Rockland Trust-funded sources, inclusive of social security, approximately 60% of the average of the highest five year annual covered compensation for a full 25-year career, with proportionate reduction for less than a 25-year career. In 1998, the Company amended the objective of its non-qualified retirement program to include cash incentive compensation in the calculation of retirement income objectives. This was done in response to current peer practices in this area of long-term compensation and was consistent with the results of a survey of executive retirement practices published by the Hay Group. To help accomplish the objectives of the non-qualified retirement program, the Company maintains a non-qualified defined benefit supplemental executive retirement plan (the “Rockland SERP”). Assets sufficient to fund the actuarial accrued liability of the Rockland SERP are held in a Rabbi Trust.

Qualified Retirement Plans for Executive Officers

In 2006 the Company undertook an in depth analysis of Rockland Trust’s Defined Benefit Plan which, at that point, provided a normal retirement benefit equal to (a) two percent (2%) of final average compensation less (b) sixty-five hundredths of a percent (0.65%) of covered compensation as defined for Social Security purposes times (c) years of service to 25. For participants who had completed 20 or more years of service, an additional benefit of one-half percent (0.5%) times final average compensation times service in excess of 25 years, but not exceeding ten additional years was provided. As a result of the changing demographics of the workplace and the need for predictability of future retirement expenses, on July 1, 2006 benefit accruals under the Defined Benefit Plan were discontinued for all employees. Vesting service under the Defined Benefit Plan will continue to accrue for future service for all employees.

After considering alternative plan designs, long term costs, and competitive offerings, a non-discretionary defined contribution benefit was added as of July 1, 2006 to Rockland Trust’s existing 401(k) Savings and Stock Ownership Plan. For each plan participant, the Company contributes 5% of qualified compensation up to the Social Security taxable wage base and 10% of amounts in excess of covered compensation up to the maximum IRS limit for qualified plan compensation. These contributions were designed to be consistent with IRS and ERISA safe harbor provisions for non discrimination to non highly compensated employees. Sentinel Benefits, a compensation and benefit consultant firm, provided actuarial and advisory services to assist the Company in the retirement plan decision made in 2006. The defined contribution benefit applies to all qualified Rockland Trust employees, including the named executive officers.

The actuarially determined present values of the named executives’ retirement benefits as of the end of last year are reported in the table below entitled “Pension Benefits.”

Employment Agreements

The Company and/or Rockland Trust have entered into employments agreements with the CEO and the other named executive officers, the details of which are set forth below, to ensure the continuity of executive leadership, to clarify the roles and responsibilities of executives, and to make explicit the terms and conditions of executive employment. Provisions concerning a change of control of the Company, and terms of compensation in that event, are included in these employment agreements consistent with what the compensation committee believes to be best industry practices. The change of control language in employment agreements is designed to ensure that executives devote their full energy and attention to the best long term interests of the shareholders in the event that business conditions or external factors make consideration of a change of control appropriate.

CEO Employment Agreement

In January 2003, the Company and Rockland Trust entered into an employment agreement with Mr. Oddleifson for him to serve as President of the Company and Rockland Trust and to serve as CEO of the Company and Rockland Trust beginning February 24, 2003. The agreement provides Mr. Oddleifson with a base annual salary which may be increased at the discretion of the Board, the use of a Rockland Trust owned automobile, a fully vested stock-option grant of 50,000 shares under the 1997 Plan, and participation in the various benefit programs provided by the Company, including group life insurance, sick leave and disability, retirement plans and medical insurance programs. The Company paid to relocate Mr. Oddleifson and his family from Charlotte, North Carolina and for temporary living expenses on a grossed up for taxes basis.

In April 2005, the employment agreement was amended to provide that in the event of an involuntary termination of Mr. Oddleifson by the Company or Rockland Trust for reasons other than cause, as defined in the agreement, or resignation by Mr. Oddleifson for “good reason,” as defined in the agreement, Mr. Oddleifson would:

•	receive, in a lump sum, his base salary for an amount equal to three years times Mr. Oddleifson’s then current Base Salary;

•	be entitled to continue to participate in and receive benefits under the Company’s group health and life insurance programs for 18 months or, at his election, to receive a payment in an amount equal to the cost to the Company of Mr. Oddleifson’s participation in such plans and benefits for 18 months with a gross-up for taxes;

•	would receive immediate vesting of all stock options which would remain exercisable for the three months following termination; and

•	have continued use of his Company-owned automobile for 18 months.

Resignation for “good reason” under the employment agreement, means, among other things, the resignation of Mr. Oddleifson after (i) the Company or Rockland Trust, without the express written consent of Mr. Oddleifson, materially breaches the agreement to his substantial detriment; (ii) the Board of the Company or of Rockland Trust, without cause, substantially changes Mr. Oddleifson’s core duties or removes his responsibility for those core duties, so as to effectively cause him to no longer be performing the duties of President and CEO of the Company and Rockland Trust; (iii) the Board of the Company or of Rockland Trust without cause, places another executive above Mr. Oddleifson in the Company or Rockland Trust; or (iv) a change of control, as defined in the agreements, occurs. Mr. Oddleifson is required to give the Company or Rockland Trust thirty days notice and an opportunity to cure in the case of a resignation effective pursuant to clauses (i) through (iv) above. The estimated expense to the Company in the event of involuntary termination or termination for good reason of Mr. Oddleifson as of December 31, 2009 is $1,547,110.

In the event of a termination of Mr. Oddleifson by the Company or Rockland Trust “for cause,” Mr. Oddleifson would forfeit benefits under the Rockland SERP.

In the event of a change of control, Mr. Oddleifson is entitled to a lump sum of three years base salary plus three times his incentive compensation paid in the preceding twelve months or the plan’s target, whichever is greater, plus continued participation in the insurance benefits for a three year period. All stock options granted to Mr. Oddleifson would immediately vest and remain exercisable for three months following the date of his termination. The Company is obligated to credit and fund three years additional service in the Rockland SERP and Mr. Oddleifson is entitled to a tax gross up for any amounts in excess of IRS 280G limitations. The estimated expense to the Company of Mr. Oddleifson’s termination in the event of a change in control as of December 31, 2009 is $4,307,279, of which $2,843,674 would not be deductible for federal tax purposes pursuant to IRS 280G limitations.

In November 2008, Mr. Oddleifson’s employment agreement was amended and restated to comply with Section 409A of the Internal Revenue Code.

Executive Officer Employment Agreements

In December 2004, the Company and Rockland Trust (in the case of those individuals who are also officers of the Company) entered into revised employment agreements with Ms. Lundquist, Mr. Seksay, and Mr. Sheahan that are, in substance, virtually identical. In December of 2007 Rockland Trust entered into an employment agreement with Mr. Nadeau that is, in substance, identical to the agreements of the previously named executive officers. These agreements, as revised, are terminable at will by either party. These agreements established base annual salaries which may be increased at the discretion of the Board. The employment agreements also provide for participation in various benefit programs of Rockland Trust, including group life insurance, sick leave and disability, retirement plans and medical insurance programs, and for the use of a Rockland Trust-owned automobile. The employment agreements further provide that if an executive officer is terminated involuntarily for any reason other than cause, as defined in the agreements, or if an executive officer resigns for “good reason,” as defined in the agreements, he or she would be entitled to:

•	receive his/her then current base salary for twelve months;

•	participate in and receive benefits under Rockland Trust’s group health and life insurance programs for twelve months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a payment equal to the cost to Rockland Trust for the executive officer’s participation in such plans and benefits for such period with a gross up for taxes; and,

•	have all stock options previously granted immediately become fully exercisable and remain exercisable for a period of three months following his/her termination.

Resignation for “good reason” under the employment agreements, means, among other things, the resignation of an executive officer after (i) Rockland Trust, without the express written consent of the executive officer, materially breaches the agreement to his/her substantial detriment; or (ii) the Rockland Trust Board of Directors, or its President and CEO, without cause, substantially changes the executive officer’s core duties or removes his/her responsibility for those core duties, so as to effectively cause him/her to no longer be performing the duties for which he/she was hired. Each executive officer is required to give Rockland Trust thirty days notice and an opportunity to cure in the case of a resignation for good reason. As of December 31, 2009, the estimated expense to the company in the event of involuntary termination or termination for good reason of Mr. Nadeau is $295,999, of Ms. Lundquist is $255,999, of Mr. Seksay is $255,999, and Mr. Sheahan is $310,999.

If an executive officer is terminated following a change of control, as defined in the agreements, he/she shall receive a lump sum payment equal to 36 months salary, plus a lump sum payment equal to three times the greater of (x) the amount of any incentive payment paid out within the previous 12 months under the Executive Incentive Plan or (y) the amount of any incentive payment paid out during the 12 months prior to such change of control under the Executive Incentive Plan. The Company is obligated to credit and fund three (3) years additional service in the Rockland SERP and the executive officer may continue to participate in and receive benefits under Rockland Trust’s group health and life insurance programs for thirty-six months or, to the extent such plans or benefits are discontinued and no comparable plans or benefits are established, to receive a payment equal to the cost to Rockland Trust for the executive officer’s participation in such plans and benefits for such period with a gross up for taxes. Also, during the 30 day period that comes one year after a change of control of the Company (as defined in the agreements), the executive officers have the unqualified right to resign for any reason, or for no reason, and to receive the benefit provided for following the occurrence of a change of control as if such resignation was a resignation for good reason. These amounts are subject to the limits of Section 280G of the Internal Revenue Code and will be rolled back to an amount less than the limit. As of December 31, 2009, the estimated expense to the Company of a termination in the event of a change of control is $726,295 for Mr. Nadeau, is $753,907 for Ms. Lundquist, is $772,465 for Mr. Seksay, and is $937,273 for Mr. Sheahan.

In November 2008 the employment agreements for each member of the Employment Agreement Group were amended and restated to comply with Section 409A of the Internal Revenue Code.

Tabular Disclosures Regarding Executive Officers

The following tables provide compensation information for the CEO, the CFO, and the Company’s three other most highly compensated current executive officers (collectively, the “named executive officers”):

SUMMARY COMPENSATION TABLE

							Change in Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)(1)	($)(1)	($)	($)(2)	($)(3)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Christopher Oddleifson CEO	2009	507,172	395,000	642,840	n/a	n/a	342,861	36,837	1,924,710
	2008	502,462	172,000	n/a	225,296	n/a	166,386	20,711	1,086,855
	2007	480,770	n/a	n/a	262,720	208,800	104,184	20,329	1,076,803
Denis K. Sheahan CFO	2009	282,333	150,000	253,240	n/a	n/a	112,478	48,821	846,872
	2008	262,231	60,000	n/a	95,751	n/a	100,731	21,677	540,390
	2007	256,254	n/a	n/a	105,088	90,000	36,043	20,374	507,759
Jane L. Lundquist EVP	2009	243,644	125,000	253,240	n/a	n/a	116,483	38,936	777,303
	2008	218,269	50,000	n/a	84,486	n/a	24,839	28,192	405,786
	2007	211,000	n/a	n/a	84,070	74,000	18,914	25,202	413,186
Edward H. Seksay General Counsel	2009	235,519	85,000	136,360	n/a	n/a	86,162	29,499	572,540
	2008	228,770	35,000	n/a	56,234	n/a	73,192	21,616	414,812
	2007	220,539	n/a	n/a	52,544	58,000	33,334	14,875	379,292
Gerard F. Nadeau EVP	2009	258,236	150,000	253,240	n/a	n/a	248,921	35,761	946,158
	2008	238,947	60,000	n/a	84,486	n/a	145,907	22,569	551,909
	2007	225,517	n/a	n/a	141,983	62,000	358,647	19,373	807,520

(1)	The assumptions used in the valuation for any awards reported in the Stock Awards column (column (e)) and the Option Awards column (column (f)) can be found in the Stock-Based Compensation section of the Notes to Consolidated Financial Statements filed as part of the Company’s 2009 Annual Report on Form 10-K. The amounts listed in column (e) and (f) represent the aggregate fair value of the options/awards on the date of grant calculated in accordance with FASB Topic 718.

(2)	The amounts in column (h) represent the aggregate change in the actuarial present value of the individual’s accumulated benefits under Rockland Trust’s frozen defined benefit plan and under the Rockland SERP.

(3)	The amounts in column (i) include dividends on Restricted Stock Awards, 401(k) matching contributions, defined contribution plan contributions, the value of excess life insurance, the value of a Company-owned car and, in the case of Mr. Sheahan, the value of a disqualifying disposition of a stock option that was exercised and then immediately gifted to his children. The only 2009 perquisite/personal benefits aggregated in column (i) which exceed $10,000 are the value of a Company-owned car attributed to Ms. Lundquist in the amount of $10,436 and the value of the disqualifying disposition of an exercised stock option attributed to Mr. Sheahan in the amount of $14,636.

GRANTS OF PLAN-BASED AWARDS

“Grant Date” refers to the date of stock option grants during 2009. The exercise price of option awards was calculated, in accordance with the 2005 Employee Stock Plan, as the average of the high and low trading prices on the date of grant.

											Full
								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair
					Estimated Future Payouts Under			Number	Number	or Base	Value of
		Estimated Future Payouts Under			Equity			of Shares	of Securities	Price of	Equity-
		Non-Equity Incentive Plan Awards			Incentives Plan Awards			of Stock	Underlying	Option	Based
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)(1)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Christopher Oddleifson CEO	5/21/2009	N/A	N/A	N/A	N/A	N/A	N/A	33,000	N/A	N/A	642,840
Denis K. Sheahan CFO	5/21/2009	N/A	N/A	N/A	N/A	N/A	N/A	13,000	N/A	N/A	253,240
Jane L. Lundquist EVP	5/21/2009	N/A	N/A	N/A	N/A	N/A	N/A	13,000	N/A	N/A	253,240
Gerard F. Nadeau EVP	5/21/2009	N/A	N/A	N/A	N/A	N/A	N/A	13,000	N/A	N/A	253,240
Edward H. Seksay General Counsel	5/21/2009	N/A	N/A	N/A	N/A	N/A	N/A	7,000	N/A	N/A	136,360

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The table set forth below contains individual equity awards that were outstanding as of December 31, 2009 for the named executive officers.

	Option Awards					Stock Awards
								Equity Incentive	Equity Incentive
			Equity Incentive					Plan Awards:	Plan Awards:
			Plan Awards:				Market	Number of	Market or
			Number			Number	Value of	Unearned	Payout Value
	Number of	Number of	of Securities			of Shares	Shares	Shares,	of Unearned
	Securities	Securities	Underlying			or Units	or Units	Units or	Shares, Units
	Underlying	Underlying	Unexercised	Option		of Stock	of Stock	Other	or Other Rights
	Unexercised	Unexercised	Unearned	Exercise	Option	That Have	That Have	Rights That	That Have
	Options (#)	Options (#)	Options	Price	Expiration	Not Vested	Not Vested	Have Not	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	(#)	Vested	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(#)(i)	(j)

Christopher Oddleifson CEO	32,000	0	0	$28.895	12/14/2012	n/a	n/a	n/a	n/a
	50,000	0	0	$24.4095	1/9/2013	n/a	n/a	n/a	n/a
	16,650	0	0	$30.14	12/11/2013	n/a	n/a	n/a	n/a
	31,000	0	0	$34.18	12/9/2014	n/a	n/a	n/a	n/a
	10,000	15,000 (1)	0	$32.995	2/15/2017	n/a	n/a	n/a	n/a
	8,000	32,000 (3)	0	$28.270	2/14/2018	n/a	n/a	n/a	n/a
	n/a	n/a	n/a	n/a	n/a	33,000 (4)	$642,840	n/a	n/a
Denis K. Sheahan CFO	7,000	0	0	$11.9063	12/20/2010	n/a	n/a	n/a	n/a
	10,100	0	0	$20.125	12/19/2011	n/a	n/a	n/a	n/a
	18,000	0	0	$28.895	12/14/2012	n/a	n/a	n/a	n/a
	9,850	0	0	$23.47	12/19/2012	n/a	n/a	n/a	n/a
	8,300	0	0	$30.14	12/11/2013	n/a	n/a	n/a	n/a
	12,000	0	0	$34.18	12/9/2014	n/a	n/a	n/a	n/a
	4,000	6,000 (1)	0	$32.995	2/15/2017	n/a	n/a	n/a	n/a
	3,400	13,600 (3)	0	$28.270	2/14/2018	n/a	n/a	n/a	n/a
	n/a	n/a	n/a	n/a	n/a	13,000 (4)	$253,240	n/a	n/a
Jane L. Lundquist EVP	10,000	0	0	$28.895	12/14/2012	n/a	n/a	n/a	n/a
	6,666	0	0	$28.06	7/19/2014	n/a	n/a	n/a	n/a
	10,000	0	0	$32.765	10/20/2014	n/a	n/a	n/a	n/a
	12,000	0	0	$34.18	12/9/2014	n/a	n/a	n/a	n/a
	3,200	4,800 (1)	0	$32.995	2/15/2017	n/a	n/a	n/a	n/a
	3,000	12,000 (3)	0	$28.270	2/14/2018	n/a	n/a	n/a	n/a
	n/a	n/a	n/a	n/a	n/a	13,000 (4)	$253,240	n/a	n/a

	Option Awards					Stock Awards
								Equity Incentive	Equity Incentive
			Equity Incentive					Plan Awards:	Plan Awards:
			Plan Awards:				Market	Number of	Market or
			Number			Number	Value of	Unearned	Payout Value
	Number of	Number of	of Securities			of Shares	Shares	Shares,	of Unearned
	Securities	Securities	Underlying			or Units	or Units	Units or	Shares, Units
	Underlying	Underlying	Unexercised	Option		of Stock	of Stock	Other	or Other Rights
	Unexercised	Unexercised	Unearned	Exercise	Option	That Have	That Have	Rights That	That Have
	Options (#)	Options (#)	Options	Price	Expiration	Not Vested	Not Vested	Have Not	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	(#)	Vested	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(#)(i)	(j)

Gerard F. Nadeau EVP	4,675	0	0	$11.9063	12/20/2010	n/a	n/a	n/a	n/a
	4,900	0	0	$20.125	12/19/2011	n/a	n/a	n/a	n/a
	7,500	0	0	$28.895	12/14/2012	n/a	n/a	n/a	n/a
	4,375	0	0	$23.470	12/19/2012	n/a	n/a	n/a	n/a
	3,850	0	0	$30.14	12/11/2013	n/a	n/a	n/a	n/a
	6,500	0	0	$34.18	12/9/2014	n/a	n/a	n/a	n/a
	2,000	3,000 (1)	0	$32.995	2/15/2017	n/a	n/a	n/a	n/a
	4,000	6,000 (2)	0	$29.375	7/19/2017	n/a	n/a	n/a	n/a
	3,000	12,000 (3)	0	$28.270	2/14/2018	n/a	n/a	n/a	n/a
	n/a	n/a	n/a	n/a	n/a	13,000 (4)	$253,240	n/a	n/a
Edward H. Seksay General Counsel	7,500	0	0	$28.895	12/14/2012	n/a	n/a	n/a	n/a
	8,725	0	0	$23.47	12/19/2012	n/a	n/a	n/a	n/a
	7,275	0	0	$30.14	12/11/2013	n/a	n/a	n/a	n/a
	7,500	0	0	$34.18	12/9/2014	n/a	n/a	n/a	n/a
	2,000	3,000 (1)	0	$32.995	2/15/2017	n/a	n/a	n/a	n/a
	2,000	8,000 (3)	0	$28.270	2/14/2018	n/a	n/a	n/a	n/a
	n/a	n/a	n/a	n/a	n/a	7,000 (4)	$136,360	n/a	n/a

(1)	These options vest evenly over a five-year period, with one-fifth of each grant vesting on each of February 15, 2008, 2009, 2010, 2011, and 2012.

(2)	These options vest evenly over a five-year period, with one-fifth of the grant vesting on each of July 19, 2008, 2009, 2010, 2011, and 2012.

(3)	These options vest evenly over a five-year period, with one-fifth of the grant vesting on each of February 15, 2009, 2010, 2011, 2012, and 2013.

(4)	These stock awards vest evenly over a five-year period, with one-fifth of the grant vesting on each of May 21, 2010, 2011, 2012, 2014, and 2015.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information with respect to the aggregate amount of options exercised during the last fiscal year and the value realized thereon.

	Option Awards		Stock Awards
Number of Shares
	Acquired on	Value Realized	Number of Shares	Value Realized
	Exercise	Upon Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Christopher Oddleifson CEO	—	—	n/a	n/a
Denis K. Sheahan CFO	1,250	14,636	n/a	n/a
Jane L. Lundquist EVP	—	—	n/a	n/a
Gerard F. Nadeau EVP	1,800	15,955	n/a	n/a
Edward H. Seksay General Counsel	—	—	n/a	n/a

PENSION BENEFITS

The following table provides details of the present value of the accumulated benefit and years of credited service for the named executive officers and under the Company’s qualified and non-qualified retirement programs.

The Rockland Trust SERP Participation Agreements provide for an annual benefit payable at age 65 to the executive upon termination of employment at age 62 or later. Should the executive terminate employment prior to age 62, the benefit is prorated based on the executive’s benefit service as of employment termination relative to the executive’s projected benefit service at age 65. The accumulated benefit shown in the table has been calculated assuming the executive terminated employment as of the date of disclosure. The present value of accumulated benefit has been calculated assuming the executive will remain in service until age 65, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable as a life annuity. The assumptions used for the Rockland SERP are those required under GAAP, including a discount rate of 5.49% and post-retirement mortality according to the RP2000 Annuity Mortality Table. The discount rate used for computing the Defined Benefit Plan present value of accumulated benefit is 5.96%.

		Number of Years	Present Value of	Payments During
	Plan	Credited Service	Accumulated Benefit	Last Fiscal Year
Name	Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)

Christopher Oddleifson CEO	Defined Benefit Plan	2.417	46,000	0
	Rockland SERP	5.917	838,064	0
Denis K. Sheahan CFO	Defined Benefit Plan	8.917	110,000	0
	Rockland SERP	13.417	420,907	0
Gerard F. Nadeau EVP	Defined Benefit Plan	22.5	314,000	0
	Rockland SERP	25.5	603,475	0
Jane L. Lundquist EVP	Defined Benefit Plan	0.917	24,000	0
	Rockland SERP	4.75	177,304	0
Edward H. Seksay General Counsel	Defined Benefit Plan	4.917	91,000	0
	Rockland SERP	8.417	275,670	0

Deferred Compensation

Rockland Trust does not sponsor deferred compensation programs for its executives. A table regarding nonqualified deferred compensation is therefore omitted.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based upon that review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, also in our Annual Report on Form 10-K.

Submitted by:
Benjamin A. Gilmore, II, Chair
Kevin J. Jones
Eileen C. Miskell
Richard H. Sgarzi
Compensation Committee
Independent Bank Corp.

STOCK OWNERSHIP AND OTHER MATTERS

Common Stock Beneficially Owned by any Entity with 5% or More of Common Stock and Owned by Directors and Executive Officers

The following table sets forth the beneficial ownership of our common stock with respect to (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock based upon information reported as of December 31, 2009 and, with respect to (ii) each director, (iii) each of the named executive officers, and (iv) all directors and all executive officers of the Company as a group, as of February 15, 2010:

	Amount and
	Nature of
	Beneficial		Percent
Name of Beneficial Owner	Ownership		of Class(1)

BlackRock, Inc. Park Avenue Plaza 55 East 52nd Street New York, NY 10055	1,772,191	(2)	8.47%
Donna L. Abelli	8,445	(3)	**
Richard S. Anderson	41,066	(4)	**
William P. Bissonnette	14,205	(5)	**
Benjamin A. Gilmore, II	18,115	(6)	**
Kevin J. Jones	101,322	(7)	**
Jane L. Lundquist	66,477	(8)	**
Eileen C. Miskell	25,522	(9)	**
Gerard F. Nadeau	60,920	(10)	**
Daniel F. O’Brien	17,924	(11)	**
Christopher Oddleifson	212,950	(12)	1.00%
Carl Ribeiro	12,951	(13)	**
Edward H. Seksay	45,155	(14)	**
Richard H. Sgarzi	139,762	(15)	**
Denis K. Sheahan	110,219	(16)	**
John H. Spurr, Jr.	340,310	(17)	1.61%
Robert D. Sullivan	29,282	(18)	**
Brian S. Tedeschi	45,017	(19)	**
Thomas J. Teuten	323,842	(20)	1.54%
Thomas R. Venables	72,147	(21)	**
Directors and executive officers as a group (21 Individuals)	1,506,504	(22)	6.98%

**	less than one percent

(1)	Percentages are not reflected for individuals whose holdings represent less than 1%. The information contained herein is based on information provided by the respective individuals and filings pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”) as of February 15, 2010. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, all shares are beneficially owned by the respective individuals. Shares of common stock, which are subject to stock options exercisable within 60 days of February 15, 2010, are deemed to be outstanding for the purpose of computing the amount and percentage of outstanding common stock owned by such person. See section entitled “Executive Officer Information.”

(2)	Shares owned as of December 31, 2009, based upon public filings with the SEC.

(3)	Includes 5,000 shares which Ms. Abelli has a right to acquire immediately through the exercise of stock options granted pursuant to the 2006 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(4)	Includes 4,000 shares which Mr. Anderson has a right to acquire immediately through the exercise of stock options granted pursuant to the Company’s 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(5)	Includes 3,618 shares owned jointly by Mr. Bissonnette and his spouse in broker name and 5,467 shares which Mr. Bissonnette has a right to acquire immediately through the exercise of options granted pursuant to the Benjamin Franklin Bancorp. 2006 Incentive Stock Option Plan. Such options were subsequently converted to non-statutory stock options of Independent Bank Corp., the successor institution to Benjamin Franklin Bancorp, Inc., and also includes 400 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(6)	Includes 930 shares owned by Mr. Gilmore and his spouse, jointly, and 678 shares owned by his wife, individually. Mr. Gilmore shares voting and investment power with respect to such shares. Includes 4,000 shares which Mr. Gilmore has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(7)	Includes 8,148 shares owned by Mr. Jones’ wife, individually, 10,000 shares held in the name of Kevin J. Jones & Frances Jones, Trustees, Brian Jones Irrevocable Trust; 10,000 shares held in the name of Kevin J. Jones & Frances Jones, Trustees, Mark Jones Irrevocable Trust, and 10,000 shares held in the name of Kevin J. Jones & Frances Jones, Trustees, Sean Jones Irrevocable Trust; 5,000 shares owned by Plumbers’ Supply Company, of which Mr. Jones is Treasurer. Mr. Jones shares voting and investment power with respect to such shares. Includes 3,000 shares which Mr. Jones has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(8)	Includes 49,466 shares, which Ms. Lundquist has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Independent Bank Corp. Employee Stock Plans and 13,000 unvested restricted shares granted pursuant to the 2005 Employee Stock Plan.

(9)	Includes 7,379 shares owned jointly by Ms. Miskell and her spouse in broker name, 2,173 shares owned by spouse in broker name, and 3,621 shares owned by The Wood Lumber Company in broker name, of which Ms. Miskell is Treasurer. Ms. Miskell shares voting and investment power with respect to such shares. Includes 5,000 shares which Ms. Miskell has a right to acquire immediately through the exercise of stock options granted pursuant to the 2006 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(10)	Includes 1,800 shares owned jointly by Mr. Nadeau and his spouse in broker name and 344 shares owned by children on which Mr. Nadeau has custodial powers. Includes 44,800 shares, which Mr. Nadeau has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Employee Stock Plans and 13,000 unvested restricted shares pursuant to the 2005 Employee Stock Plan.

(11)	Includes 5,467 shares which Mr. O’Brien has a right to acquire immediately through the exercise of options granted pursuant to the Benjamin Franklin Bancorp. 2006 Incentive Stock Option Plan. Such options were subsequently converted to non-statutory stock options of Independent Bank Corp., the successor institution to Benjamin Franklin Bancorp, Inc., and includes 400 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(12)	Includes 160,650 shares, which Mr. Oddleifson has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Employee Stock Plans and 33,000 unvested restricted shares pursuant to the 2005 Employee Stock Plan.

(13)	Includes 2,608 shares held in broker name for benefit of spouse and includes 3,334 shares which Mr. Ribeiro has a right to acquire immediately through the exercise of stock options granted pursuant to the 2006 Director Stock Plan, and 800 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(14)	Includes 38,000 shares, which Mr. Seksay has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Employee Stock Plans and 7,000 unvested restricted shares pursuant to the 2005 Employee Stock Plan.

(15)	Includes 5,000 shares which Mr. Sgarzi has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(16)	Includes 8,168 shares owned jointly by Mr. Sheahan and his spouse in broker name, includes 1,271 shares held in Mr. Sheahan’s name as custodian for his children, and includes 78,050 shares, which Mr. Sheahan has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Employee Stock Plans and 13,000 unvested restricted shares pursuant to the 2005 Employee Stock Plan.

(17)	Includes 12,995 shares held in various trusts, as to which Mr. Spurr is a trustee and, as such, has voting and investment power with respect to such shares. Includes 2,095 shares held in the name of John H. Spurr, Jr. Trust, on which Mr. Spurr is a Trustee and Life Beneficiary. Includes 652 shares owned by Mr. Spurr’s wife, individually, and 300,613 shares owned of record by A. W. Perry Security Corporation, of which Mr. Spurr is President. Includes 4,000 shares which Mr. Spurr has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(18)	Includes 4,209 shares owned jointly by Mr. Sullivan and his spouse in broker name and includes 10,331 shares held in various trusts, as to which Mr. Sullivan is a trustee and, as such, has voting and investment power with respect to such shares. Includes 4,000 shares which Mr. Sullivan has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(19)	Includes 4,000 shares which Mr. Tedeschi has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(20)	Includes 13,870 shares held in broker name for benefit of spouse and 300,613 shares owned of record by A.W. Perry Security Corporation of which Mr. Teuten is Chairman of the Board. Mr. Teuten shares investment and voting power with respect to such shares. Includes 4,000 shares which Mr. Teuten has a right to acquire immediately through the exercise of stock options granted pursuant to the 1996 Director Stock Plan and 1,600 unvested restricted shares pursuant to the 2006 Director Stock Plan.

(21)	Includes 38,265 shares owned jointly by Mr. Venables and his spouse in broker name. Includes 400 unvested restricted shares owned by Mr. Venables pursuant to the 2006 Director Stock Plan.

(22)	This total has been adjusted to eliminate any double counting of shares beneficially owned by more than one member of the group. Includes a total of 516,734 shares which the group has a right to acquire within 60 days of February 15, 2010 through the exercise of stock options granted pursuant to the Company’s Stock Plans.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and holders of 10% or more of the Company’s common stock, to file reports on Forms 3, 4, and 5 with the SEC to indicate ownership and changes in ownership of common stock with the SEC and to furnish the Company with copies of those reports. Based solely upon a review of the copies of those reports and any amendments thereto, the Company believes that during the year ending December 31, 2009 filing requirements under Section 16(a) were complied with in a timely fashion, except for:

On November 30, 2009, Jane Lundquist, an executive officer, liquidated 1,334 shares of the Company’s common stock held in her 401(k) account. The Form 4 reporting this transaction, however, was not filed until December 7, 2009.

Barry H. Jensen was elected the Company’s Principal Accounting Officer on August 6, 2009. His appointment was retroactive to April 17, 2008. Mr. Jensen’s Form 3 was filed on September 8, 2009. A Form 4 was also filed on September 8, 2009, to report a 4,000 Restricted Stock Award made to Mr. Jensen on February 27, 2009, the purchase of 1,000 shares of the Company’s common stock on November 14, 2008, and the sale of 1,000 shares of the Company’s common stock on November 26, 2008. The latter two transactions were shares held in the name of a partnership interest of Mr. Jensen’s.

Solicitation of Proxies and Expenses of Solicitation

The proxy form accompanying this proxy statement is solicited by the Board of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Also, Georgeson Shareholder Communications may solicit proxies at an approximate cost of $8,500 plus reasonable expenses. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

EXHIBIT A

INDEPENDENT BANK CORP.
2010 NON-EMPLOYEE DIRECTOR STOCK PLAN

As approved by the Board of Directors on February 25, 2010
and as approved by shareholders on May   , 2010.

1.	Purposes.

This 2010 Non-Employee Director Stock Plan (the “Plan”) has been approved to grant stock options and to make restricted stock awards to directors of Independent Bank Corp. (the “Company”), Rockland Trust Company, a wholly-owned subsidiary of the Company (“Rockland Trust”), and any other future wholly-owned subsidiaries of the Company who are not also employees of the Company or of Rockland Trust (collectively, the “Non-Employee Directors”) in the manner and at the times described below. The purposes of the Plan are as follows: to promote the long-term success of the Company and its subsidiaries by creating a long-term mutuality of interests between the Non-Employee Directors and the Company’s shareholders through the granting of stock options and/or restricted stock awards; to provide an additional inducement for the Non-Employee Directors to remain with the Company, any future wholly-owned subsidiaries of the Company, and/or Rockland Trust; and, to provide a means through which the Company and Rockland Trust may attract qualified persons to serve as Non-Employee Directors.

2.	Effect of Plan on Rights of the Company and Shareholders.

Nothing in this Plan, or in any stock option or restricted stock award granted under this Plan, shall confer any right to any person to continue as a Non-Employee Director of the Company or of Rockland Trust or interfere in any way with the rights of the shareholders or Board of the Company or of Rockland Trust to elect and remove directors.

3.	Types of Awards and Administration.

(a)	Types of Awards.

Stock options and restricted stock awards will be granted to Non-Employee Directors under this Plan in the amounts and at the times specified below. All stock options granted pursuant to this Plan will be non-statutory stock options (“Non-Statutory Options”) that are not intended to qualify under the requirements of Sections 422 or 423 of the Internal Revenue Code of 1986 (the “Code”).

(b)	Administration.

(i) The Non-Employee Directors to whom stock options and restricted stock awards are granted, the timing of grants, the number of shares subject to any stock option and restricted stock award, the exercise price of any stock option, the periods during which any stock option may be exercised and restricted stock awards shall vest, and the term of any stock option shall be as provided in this Plan.

(ii) The Plan will be administered by the Board of Directors (the “Board”), subject to the limits expressly imposed by this Plan on the Board’s discretion. The Board’s construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board shall have authority, subject to the express provisions of this Plan, to construe the stock option agreements (each, an “Option Agreement”) and restricted stock agreements (each a “Restricted Stock Agreement”) issued pursuant to this Plan, to prescribe, amend, and rescind rules and regulations relating to this Plan, to determine the terms and provisions of Option Agreements and Restricted Stock Agreements, and to make all other determinations which are, in the judgment of the Board, necessary or desirable for the administration of this Plan. The Board may correct any defect, supply any omission, or reconcile any inconsistency in this Plan, in any Option Agreement, or in any Restricted Stock Agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under this Plan made in good faith.

(iii) The Board may, to the full extent permitted by or consistent with applicable law and the Plan, delegate any or all of its powers under this Plan to a compensation committee (the “Compensation Committee”) appointed by the Board, subject to such resolutions as may be adopted by the Board that are consistent with the provisions of this Plan. If the Compensation Committee is so appointed, the Compensation Committee may assume all responsibilities of the Board under the Plan. The Compensation Committee, if appointed, shall consist of two or. more directors, each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3 (as defined below). The Board, however, may abolish the Compensation Committee at any time and re-vest in the Board the administration of this Plan

(c)	Applicability of Rule 16b-3.

Those provisions of this Plan which make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

4.	Eligibility.

Stock options and restricted stock awards may be granted to the Non-Employee Directors of the Company, of Rockland Trust or of any future wholly-owned subsidiary of the Company. Persons who are Non-Employee Directors of both the Company and of Rockland Trust, or both the Company and any future wholly-owned subsidiary of the Company, shall be entitled to awards under this Plan as if they were Non-Employee Directors of the Company only. Persons who have been granted a stock option or a restricted stock award may, if he or she is otherwise eligible, be granted additional stock options or restricted stock awards under this Plan. Stock options and restricted stock awards may be granted separately or in any combination to any individual eligible under this Plan.

5.	Stock Subject To Plan.

The aggregate number of shares which may be issued and as to which grants of stock options and/or restricted stock awards may be made under this Plan is the sum of three hundred thousand (300,000) shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), plus any shares of Common Stock that remain available for issuance pursuant to the Independent Bank Corp. 2006 Non-Employee Director Stock Plan as of the date of shareholder approval (the “2006 Plan”), subject to adjustment and substitution as provided below. If any stock option granted under this Plan or the 2006 Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares shall again be available for purposes of this Plan. The shares which may be issued under this Plan may be authorized but unissued shares, reacquired shares, treasury shares or any combination thereof.

6.	Grant of Stock Options and Restricted Stock Awards.

Except for the specific stock options and restricted stock awards referred to below, no other stock options or restricted stock awards shall be granted hereunder.

(a)	Stock Option Grants to New Directors.

On the later of (i) the third business day following the day of the Company’s 2010 Annual Shareholders Meeting at which this Plan is approved by shareholders or (ii) the effectiveness of a registration statement under the Securities Act of 1933, as amended, (the “Act”) with respect to the shares subject to this Plan, Director William P. Bissonnette, Director Daniel F. O’Brien, and Director Thomas R. Venables shall each automatically and without further action be granted a Non-Statutory Option to purchase five thousand (5,000) shares of Common Stock, subject to adjustment and substitution as set forth below, such stock options to vest pursuant to the terms set forth below. In addition, each person who becomes a Non-Employee Director at any time following the 2010 Annual Shareholders Meeting shall, on the first anniversary of his or her election, automatically and without further action be granted a Non-Statutory Option to purchase five thousand (5,000) shares of Common Stock, subject to adjustment and substitution as set forth below, such stock options to vest pursuant to the terms set forth below.

(b)	Annual Grants of Restricted Stock Awards and/or Stock Options.

On the later of (i) the third business day following the day of the Company’s 2010 Annual Shareholders Meeting at which this Plan is approved by shareholders or (ii) the effectiveness of a registration statement under the Act with respect to the shares subject to this Plan, all Non-Employee Directors shall automatically and without further action be granted a restricted stock award for twelve hundred (1,200) shares of Common Stock not to be sold, assigned, transferred, pledged, or hypothecated or otherwise disposed of, except as set forth in this Plan, until the earlier to occur of (i) the third anniversary of the date on which the restricted stock award was granted; or (ii) the date on which the Non-Employee Director ceases to be a Non-Employee Director for any reason other than removal from the Board for cause. Thereafter, on the third business day following the day of each annual shareholders meeting after 2010, each Non-Employee Director who serves on the Board of the Company and/or Rockland Trust at any point during the calendar year of that annual meeting shall be granted either (A) a restricted stock award in an amount of shares of Common Stock not to exceed 1,500 and, for purposes of time vesting in accordance with Section 8(a) below, with a designated anniversary of the date on which the restricted stock award was granted (the “Applicable Anniversary”), which anniversary shall not be fewer than three years nor more than five years from the date of grant, (B) a Non-Statutory Option to purchase not more than three thousand (3,000) shares of Common Stock, subject to adjustment, substitution and vesting pursuant to the terms set forth below, or (C) a combination of restricted stock awards and Non-Statutory Stock Options. At its January meeting each year, the Compensation Committee will make a recommendation to the Board for (x) the amount of shares of Common Stock for which the restricted stock award should be granted to Non-Employee Directors and the Applicable Anniversary for that particular year’s award, (y) the number of shares subject to Non-Statutory Stock Options to be granted to Non-Employee Directors, or (z) a combination of restricted stock awards and Non-Statutory Stock Options in such amounts as the Compensation Committee determines to be appropriate, in each case based upon a review of the compensation practices of comparable financial institutions as of a recent date and any other relevant considerations. The Board will evaluate and vote upon such recommendation.

7.	Terms and Conditions of Stock Options. Stock options granted under this Plan shall be subject to the following terms and conditions:

(a)	Option Price.

The purchase price at which each stock option may be exercised (the “Option Price”) shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant. Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Board, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation System or any successor system then in use (“NASDAQ”) , the highest and lowest sales prices per share of the Common Stock for such date on the NASDAQ or (ii) if the Common Stock is not listed on NASDAQ, the highest and lowest sales prices per share of Common Stock for that date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed. If the fair market value of the Common Stock cannot be determined on the basis set forth above, the Board shall in good faith determine the fair market value of the Common Stock on the date of grant. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(b)	Payment of Option Price.

The Option Price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft, or money order); provided, however, that in lieu of cash the person exercising the stock option may pay the Option Price in whole or in part by delivering shares of Common Stock already owned by such person having a fair market value, determined in the manner set forth above for the day immediately preceding the date on which the Option Price is delivered, equal to the Option Price for the shares being purchased; except that (i) any portion of the Option Price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the Option Price. Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued until the Company has received payment, in full, of the Option Price. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the Option Price with shares shall not increase the number of shares of the Common Stock which may be issued under this Plan.

(c)	Expiration and Vesting.

Each stock option shall expire on the date specified in the applicable Option Agreement. Subject to the preceding sentence and subject to the provisions of this Plan that provide for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for not later than ten years from the date on which the stock option was granted. Stock options granted under this Plan shall not be exercisable until they become vested. Except as set forth below, one-third (1/3) of each stock option shall vest on the date of the grant of such stock option, one-third (1/3) of each stock option shall vest on January 2 of the first (1st) calendar year following the date of the grant of such stock option and one-third (1/3) of each stock option shall vest on January 2 of the second (2nd) calendar year following the date of the grant of such stock option. Stock options, to the extent exercisable at any time, may be exercised in whole or in part.

(d)	Accelerated Vesting in the Event of a Change of Control or Liquidation.

Stock options shall immediately and fully vest in the event of a “Change of Control” or a liquidation of the Company. A “Change of Control” shall be deemed to have occurred if (i) any “person” (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding common stock of the Company or Rockland Trust, or (y) securities of either the Company or Rockland Trust representing a majority of the combined voting power of the then outstanding voting securities of either the Company or Rockland Trust, respectively; or (ii) the Company or Rockland Trust consolidates or merges with any other person or sells all or substantially all of its assets to a person not at such time owning a majority of the outstanding voting stock of the Company; or (iii) individuals who currently constitute the Board cease for any reason to constitute a majority of the Board, unless the election of each new director was nominated or approved by the shareholders of the Company at their regularly scheduled annual meeting or was approved by at least two thirds of the directors of the Board currently in office.

(e)	Nontransferability of Options.

Except as expressly provided below, stock options shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Non-Employee Director to whom they are granted (the “Grantee”), either voluntarily or by operation of law and, during the life of the Grantee, shall be exercisable only by the Grantee. Stock options, however, may be transferred (i) pursuant to a qualified domestic relations order (as defined in Rule 16b-3), (ii) by will or the laws of intestacy, or (iii) to any member of the Grantee’s Family. The Grantee’s “Family” shall, for purposes of this Plan, mean a Grantee’s spouse, the Grantee’s lineal descendants by birth or adoption, and trusts for the exclusive benefit of the Grantee and/or the foregoing individuals.

(f)	Effect of Termination of Non-Employee Director Status.

If a Grantee ceases to be a Non-Employee Director, any outstanding stock options held by the Grantee shall be exercisable according to the following provisions:

(i) General.  If a Grantee ceases to be a Non-Employee Director for any reason other than removal from the Board for cause, any outstanding stock option shall be exercisable by the Grantee (whether or not exercisable by the Grantee immediately prior to ceasing to be a Non-Employee Director) at any time prior to the expiration date of the stock option or within three years after the date the Grantee ceases to be a Non-Employee Director, whichever is the shorter period. Following the death or permanent and total disability (as defined in Section 22(e)(3) of the Code or any successor thereto) of a Grantee during service as a Non-

Employee Director any outstanding stock option held by the Grantee at the time of death or permanent and total disability (whether or not exercisable by the Grantee immediately prior to death or permanent and total disability) shall be exercisable by the person entitled to do so under the Grantee’s will or, if the Grantee shall fail to make testamentary disposition of the stock option, shall die intestate or shall become permanently and totally disabled, by the Grantee’s legal representative at any time prior to the expiration date of the stock option or within three years after the Grantee’s death or permanent and total disability, whichever is the shorter period.

(ii) For Cause.  If during his or her term of office as a Non-Employee Director a Grantee is removed from the Board for cause, any outstanding stock option held by the Grantee which is not exercisable by the Grantee immediately prior to such removal shall terminate as of the date of such removal, and any outstanding stock option held by the Grantee which is exercisable by the Grantee immediately prior to such removal shall be exercisable at any time prior to the expiration date of the stock option or within three months after the date of such removal, whichever is the shorter period. If a Grantee dies or becomes permanently and totally disabled, during the period when any outstanding stock options remain exercisable after ceasing to be a Non-Employee Director due to a removal for cause, any outstanding stock option shall be exercisable by the person entitled to do so under the will of the Grantee or, if the Grantee shall fail to make testamentary disposition of the stock option, shall die intestate or shall become permanently and totally disabled, by the Grantee’s legal representative at any time prior to the expiration date of the stock option or within one year after the Grantee’s date of death or permanent and total disability, whichever is the shorter period.

(g)	Option Agreements.

All stock options shall be confirmed by an Option Agreement which shall be executed by the Grantee and, on behalf of the Company, by the Chief Executive Officer (if other than the President), the President, or any officer of the Company or Rockland Trust that the President authorizes to sign the Option Agreement. Each Option Agreement shall contain such terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Board, in its sole discretion.

(h)	Registration and Listing.

The obligation of the Company to issue shares of the Common Stock under this Plan upon the exercise of stock options shall be subject to (i) the effectiveness of a registration statement under the Act with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws which may then be in effect.

8.  Terms and Conditions of Restricted Stock Awards.

Restricted stock awards granted under this Plan shall be subject to the following terms and conditions:

(a)	Time Vesting.

Shares of Common Stock issued to a Non-Employee Director in connection with a restricted stock award made following each annual shareholders meeting after 2010 shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except as set forth in this Plan, until the earlier to occur of (i) the Applicable Anniversary, as determined according to the process described in Section 6(b) above; or (ii) the date on which the Non-Employee Director ceases to be a Non-Employee Director for any reason other than removal from the Board for cause (the “Vesting Date”). With respect to any restricted stock awards granted during 2010, the Vesting Date shall be the third anniversary of the date on which the restricted stock award was granted.

(b)	Repurchase Right.

All shares of Common Stock issued to a Non-Employee Director in a restricted stock award shall, prior to the Vesting Date, be subject to repurchase by the Company (the “Repurchase Right”). The Company may exercise the Repurchase Right to repurchase from the Non-Employee Director any unvested shares of Common Stock in any restricted stock award for the aggregate price of One Dollar ($1.00). The Repurchase Right shall lapse on the Vesting Date. Shares of Common Stock issued pursuant to a restricted stock award prior to the Vesting Date and that remain subject to a Repurchase Right shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Non-Employee Director to whom they are granted, either voluntarily or by operation of law; provided, however, such shares may be transferred (i) pursuant to a qualified domestic relations order (as defined in Rule 16b-3), (ii) by will or the laws of intestacy, or (iii) to any member of the Grantee’s Family. Any attempt to dispose of shares in a restricted stock award in contravention of the Repurchase Right shall be null and void and without effect.

Each certificate for shares of Common Stock Restricted Shares issued to a Non-Employee Director in a restricted stock award shall bear an appropriate legend referring to the Repurchase Right, together with any other applicable legends, and, upon issuance, shall be deposited by the Non-Employee Director with the Company together with a stock power and such other instruments of transfer as may be reasonably requested by the Company, duly endorsed in blank, if appropriate; provided, however , that the failure of the Company or its transfer agent to place such a legend on a certificate for such Common Stock shall have no effect on the Repurchase Right applicable to such shares.

(c)	Accelerated Vesting in General.

If prior to the Vesting Date the Non-Employee Director ceases to be a Non-Employee Director for any reason, including death or permanent and total disability as defined in Section 22(e)(3) of the Code or any successor thereto, other than removal from the Board for cause the restricted stock award shall immediately and fully vest.

(d)	Accelerated Vesting in the Event of a Change of Control or Liquidation.

The restricted stock award shall immediately and fully vest in the event of a “Change of Control” or a liquidation of the Company occurs prior to the Vesting Date.

(e)	Termination of Vesting Upon Removal from Board for Cause.

If a Non-Employee Director is removed from the Board for cause prior to the Vesting Date, the Company may exercise its Repurchase Right during the ninety (90) day period following the date on which the Non-Employee Director was removed from the Board for cause with respect to any portion of any restricted stock award that has not yet vested.

(f)	Restricted Stock Agreements.

Any restricted stock award shall be confirmed by a Restricted Stock Agreement which shall be executed by the Non-Employee Director to whom they are granted and, on behalf of the Company, by the Chief Executive Officer (if other than the President), the President, or any officer of the Company or Rockland Trust that the President authorizes to sign the Option Agreement. Each Restricted Stock Agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board, in its sole discretion.

(g)	Registration and Listing.

The obligation of the Company to issue shares of the Common Stock under this Plan for restricted stock awards shall be subject to (i) the effectiveness of a registration statement under the Act with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws which may then be in effect.

9.	General Restrictions.

(a)	Investment Representations.

The Company may require any person to whom a stock option or restricted stock award is granted to give written assurances in substance and form satisfactory to the Company to the effect that the person is acquiring the

Common Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

(b)	Compliance with Securities Laws.

Each stock option or restricted stock award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such stock option or restricted stock award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy any such condition.

10.	Rights as a Shareholder.

The holder of a stock option shall have no rights as a shareholder with respect to any shares covered by the stock option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her upon exercise of the stock option. No adjustment shall be made for dividends or other rights for which the record date is prior to the date a stock certificate is issued.

The holder of a restricted stock award shall have any and all rights of a shareholder with respect to the shares covered by a restricted stock award, subject to the restrictions set forth in this Plan and the Restricted Stock Agreement under which it was granted. Such rights include, without limitation, any rights to receive dividends or non-cash distribution with respect to such shares and the right to vote shares at any meeting of the Company’s shareholders.

11.	Adjustment Provisions for Recapitalizations and Related Transactions.

(a)	General.

If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under this Plan, (y) the number and kind of shares or other securities subject to any then outstanding stock options or restricted stock award under this Plan, and (z) the price for each share subject to any then outstanding stock options under this Plan, without changing the aggregate purchase price as to which such stock options remain exercisable.

(b)	Board Authority to Make Adjustments.

Any adjustments or substitutions under this Section 11 shall be made by the Board, whose determination as to such adjustments or substitutions, if any, shall be final, binding and conclusive. No fractional shares will be issued under this Plan on account of any such adjustments or substitutions.

12.	Amendment of the Plan.

The Board reserves the right to modify, amend or terminate the Plan from time to time, in any respect, in order to meet changes in legal requirements or for any other reason. The Company must obtain shareholder approval for each amendment of the Plan for which shareholder approval is required by the Code, any applicable stock exchange listing requirements, or any other applicable laws or regulations.

The termination or any modification or amendment of the Plan shall not, without the consent of the holder of a stock option or any restricted stock award, affect his or her rights. The Board, however, may with the consent of the person affected amend outstanding Option Agreements or Restricted Stock Agreements in a manner not inconsistent with this Plan. The Board, however, shall have the right to amend or modify the terms and provisions of this Plan and of any outstanding Option Agreement or Restricted Stock Agreement to the extent necessary to ensure the qualification of this Plan under Rule 16b-3.

13.	Effective Date and Duration of the Plan.

(a)	Effective Date.

This Plan shall immediately take effect once approved by the Company’s shareholders. If shareholder approval is obtained at the 2010 Annual Shareholders Meeting, this Plan shall immediately be in effect on the date of such meeting and the first stock options and restricted stock awards shall be granted on the later of (i) the third business day thereafter or (ii) the effectiveness of a registration statement under the Act with respect to the shares subject to this Plan.

(b)	Termination.

This Plan shall terminate upon the close of business on the day after restricted stock awards are made following the 2020 Annual Shareholders Meeting. Any stock options outstanding or unvested restricted stock awards that exist as of the termination date shall continue to have force and effect in accordance with the provisions of the any Option Agreement or Restricted Stock Agreement evidencing them.

EXHIBIT B

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Restated Articles of Organization
(General Laws Chapter 156D, Section 10.07; 950 CMR 113.34)

1. Exact name of corporation: Independent Bank Corp.

2. Registered office address: 288 Union Street, Rockland MA 02370

3. Date restated articles of organization adopted:

4. Please check appropriate box

☐	The restated articles were adopted by the directors without shareholder approval and shareholder approval was not required;

OR

☒	The restated articles were approved by the board of directors and the shareholders in the manner required by General Laws, Chapter 156D and the articles of organization.

5. The following is all the information required to be in the original articles of organization except that the supplemental information provided for in Article VIII of the articles of organization is not required. Any change to Article VIII must be made by filing a Statement of Change of Supplemental Information.

ARTICLE I

The exact name of the corporation is:
Independent Bank Corp.

ARTICLE II

Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. C165D have the purpose of engaging in any lawful business. If you wish to specify more limited purposes, state them below.

To purchase, own, and hold the stock of other corporations, including banks, and to do every act and thing covered generally by the denomination “holding corporation”, and especially to direct the operations of other corporations through the ownership of stock therein; to purchase, subscribe for, acquire, own, hold, sell, exchange, assign, transfer, create security interests in, pledge, or otherwise dispose of shares or voting trust certificates for shares of the capital stock, or any bonds, notes, securities, or evidences of indebtedness created by any bank, or other corporation or corporations organized under the laws of this Commonwealth or any other state or district or country, nation, or government and also bonds, or evidence of indebtedness of the United States or of any state, district, territory, dependency or country or subdivision or municipality thereof; to issue in exchange therefor shares of the capital stock, bonds, notes, or other obligations of this Corporation and while the owner thereof to exercise all the rights, powers, and privileges of ownership including the right to vote on any shares of stock or voting trust certificates so owned; to promote, lend money to, and guarantee the dividends, stocks, bonds, notes, evidences of indebtedness, contracts, or other obligations of, and otherwise aid in any manner which shall be lawful, any corporation or association of which any bonds, stocks, voting trust certificates or other securities or evidences of indebtedness shall be held by or for this Corporation, or in which, or in the welfare of which, this Corporation shall have any interest, and to do any acts and things permitted by law and designed to protect, preserve, improve or enhance the value of any such bonds, stocks, or other securities or evidences of indebtedness or the property of this Corporation.

To purchase, lease, or otherwise acquire and to hold, use, lease, manage, operate, equip, maintain, sell, mortgage, pledge, deal in or with any and all kinds of properties, real, personal, or mixed, tangible or intangible.

To carry on any other lawful business permitted to a corporation organized under Chapter 156D of the General Laws of the Commonwealth of Massachusetts (the “Massachusetts Business Corporation Act”).

ARTICLE III

State the total number of shares and par value, if any of each class of stock that the corporation is authorized to issue. If only one class of series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

		Common	75,000,000	$0.01
		Preferred	1,000,000	$0.01

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

A.	COMMON STOCK

Section 1.  There shall be a class of Common Stock having a par value of $0.01 per share consisting of 75,000,000 shares. The holders of record of such Common Stock shall have one vote for each share of such Common Stock held by them, respectively. Such Common Stock of the Corporation shall have unlimited voting rights, subject to the provisions of these Articles. Upon the liquidation, distribution or winding up of the Corporation, the holders of record of such Common Stock shall be entitled to the net assets of the Corporation, subject to the restrictions set forth in these Articles.

B.	PREFERRED STOCK

Section 1.  There shall be a class of Preferred Stock consisting of 1,000,000 shares, $0.01 par value per share. The shares of the Preferred Stock are to be issuable at any time or from time to time in one or more series as and when established by the Board of Directors, each such series to have such designation or title as may be fixed by the Directors prior to the issuance of any shares thereof, and each such series may differ from every other series already outstanding as may be determined by the Directors prior to the issuance of any shares thereof, in any or all of the following, but in no other respects:

(a) the rate of dividend (cumulative or non-cumulative) to which holders of the Preferred Stock of any such series shall be entitled;

(b) the terms and manner of the redemption by the Corporation of the Preferred Stock of any such series;

(c) the special or relative rights of the holders of the Preferred Stock of any such series in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation;

(d) the terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of any such series;

(e) the right, if any, of the holder of Preferred Stock of any such series to convert the same into stock of any other class or classes or into other securities of the Corporation, and the terms and conditions of such conversion; and

(f) the voting rights, if any of the holders of any such series, provided however, that no voting rights shall be extended to holders of any such series (i) which give such holders the right, on any matters requiring the approval or vote of the holders of Common Stock of this Corporation, to more than one vote per share without regard to any distinction between such series and the class of Common Stock of this Corporation, so that, except as otherwise required by applicable law, if the voting rights of the Preferred Stock (or any series thereof) include the rights to vote on any matters requiring the approval or vote of the Common Stock, then the Preferred Stock and Common Stock shall vote as a single class, or (ii) which give to such holders the right to elect more than two Directors of this Corporation, or (iii) which give to such holders, together with all other holders of Preferred Stock, the right to elect in the aggregate more than six Directors of this Corporation.

C.	SERIES B JUNIOR PARTICIPATING CUMULATIVE PREFERRED STOCK

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series B Junior Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 15,000.

Section 2.  Dividends and Distributions.

(a) (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Series B Quarterly Dividend Payment Date”), commencing on the first Series B Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Series B Quarterly Dividend Payment Date, or, with respect to the first Series B Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series B Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Dividend Multiple.” In the event the Corporation shall at any time after May 3, 2001 (the “Series B Rights Declaration Date”) (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the Series B Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series B Preferred Stock shall be entitled to receive shall be the Series B Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii) Notwithstanding anything else contained in this paragraph (a), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series B Preferred Stock as provided in this paragraph (a) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Series B Quarterly Dividend Payment Date and the next subsequent Series B Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Series B Quarterly Dividend Payment Date.

(b) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Series B Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Preferred

Stock, unless the date of issue of such shares is prior to the record date for the first Series B Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Series B Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Series B Quarterly Dividend Payment Date. In either of which events such dividends shall begin to accrue and be cumulative from such Series B Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3.  Voting Rights.  In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series B Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Series B Vote Multiple.” In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each case the Series B Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series B Preferred Stock shall be entitled shall be the Series B Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as otherwise required by applicable law or as set forth herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(a) Whenever dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled.

(iii) except as permitted in subsection 4(a)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.  Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.  Liquidation, Dissolution or Winding-Up.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all of substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series B Preferred Stock. In the event the Corporation shall at any time after the Series B Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification or otherwise than by payment of a dividend in shares of common stock) into a greater or lesser number of shares of common stock, then in each such case the amount ser forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8.  Redemption.  The shares of Series B Preferred Stock shall not be redeemable.

Section 9.  Ranking.  Unless otherwise provided in the Articles of Organization of the Corporation relating to a subsequently-designated series of preferred stock of the Corporation, the Series B Preferred Stock shall rank junior to any other series of the Corporation’s preferred stock subsequently issued, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10.  Amendment.  The Articles of Organization of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series B Preferred Stock, voting separately as a class.

Section 11.  Fractional Shares.  Series B Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share of any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one-thousandth (1/1,000th) of a share of any integral multiple thereof.

ARTICLE V

The restriction, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

None.

ARTICLE VI

Other Lawful Provisions

Section 1.  By-laws.  The Board of Directors may alter, amend, repeal, adopt or otherwise modify the By-laws of the Corporation, except as may be prohibited or otherwise provided by the By-laws, these Articles of Organization, or by law.

Section 2.  Stockholder Meetings.  Annual and Special Meetings of Stockholders may be held anywhere in the United States. No business may be transacted at a meeting of the Stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions of the By-laws, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in the By-laws with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors.

Section 3.  Partnerships.  The Corporation may be a partner in any business enterprise which it would have the power to conduct by itself.

Section 4.  No Preemptive Rights.  No holder of the capital stock of this Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of capital stock of any class whatsoever of this Corporation, or of securities convertible into or exchangeable for any capital stock of any class whatsoever of this Corporation, or of any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire shares of capital stock of any class whatsoever of this Corporation, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

Section 5.  Amendments to Articles of Organization.

(a) The provisions of Sections 4 and 5 of this Article VI of these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a two-thirds majority of all shares outstanding and entitled to vote thereon.

(b) Except as stated in paragraph (a) hereinabove, and except as otherwise provided by the Massachusetts Business Corporation Act or these Articles of Organization, these Articles of Organization may be amended or repealed only at a meeting of the Corporation’s stockholders called at least in part for the purpose of considering the proposed amendment, and only by the affirmative vote of a majority of all shares outstanding and entitled to vote thereon.

Section 6.  Directors.

(a) The number of directors of the Corporation shall be not less than three nor more than twenty-five. The number shall be fixed from time to time within such limits set by or pursuant to the By-laws of the Corporation. The directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-laws of the Corporation, one class (“Class I Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1991 and until their successors are duly elected and qualified; another class (“Class II Directors”) to hold office until the Annual Meeting of Stockholders to be held in 1992 and until their successors are duly elected and qualified; and another class (“Class III Directors) to hold office until the Annual Meeting of Stockholders to be held in 1993 and until their successors are duly elected and qualified. At each annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors have been duly elected and qualified.

(b) Newly created directorships resulting from any increases in the number of directors and any vacancies on the Board of Directors resulting from death, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successors shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(c) Any director or directors or the entire Board of Directors may be removed from office, but only for cause and by the affirmative vote of the holders of a majority of the shares outstanding and then entitled to vote generally in the election of directors.

(d) Notwithstanding anything contained elsewhere in these Articles of Organization to the contrary, the affirmative vote of the holders of at least a two-thirds majority of all shares of the Corporation outstanding and then entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Section 6 of this Article VI of these Articles of Organization or to adopt any provision inconsistent therewith.

Section 7.  Limitation On Liability of Directors and Officers.  A Director or Officer of this Corporation shall not be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or Officer notwithstanding any statutory provision or other law imposing such liability, provided, however, that this provision shall not eliminate or limit the liability of a Director or Officer (i) for any breach of the Director’s or Officer’s duty of loyalty to this Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for improper distributions under Section 6.40 of the Massachusetts Business Corporation Act, or (iv) for any transaction from which the Director or Officer derived an improper personal benefit, it being the intention of this provision to limit the liability of a Director or Officer to the maximum extent allowed by law. If the Massachusetts Business Corporation Act hereafter is amended to authorize the further elimination of, or limitation on, the liability of directors or officers, then the liability of a Director or Officer of this Corporation, in addition to the limitation of personal liability provided herein, shall be limited to the full extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director or Officer of this Corporation existing at the time of such repeal or modification.

Section 8.  Indemnification of Directors and Officers.

(a) Except as otherwise provided in these Articles, to the full extent permitted by applicable law, including the Massachusetts Business Corporation Act and section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder, a Director or Officer of this Corporation shall be indemnified by the Corporation against all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as a Director or Officer or in any other capacity for or on behalf of the Corporation while serving as a Director or Officer) or any claim, issue or matter therein, which Proceeding such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, but only if:

(i)(A) such Director or Officer conducted himself or herself in good faith; and

(B) he or she reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation; and

(C) in the case of any criminal Proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or

(ii) such Director or Officer engaged in conduct for which he or she shall not be liable under Section 7 of Article VI;

provided, however, that the Corporation shall not be required to indemnify or advance expenses to a Director or Officer in connection with a Proceeding initiated by such Director or Officer (including, without limitation, any cross-claim or counterclaim), unless the initiation of such Proceeding was authorized by the Board of Directors of the Corporation.

The rights of indemnification provided in this Section shall continue as to a Director or Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives. If the Massachusetts Business Corporation Act hereafter is amended, then the indemnification of a Director or Officer of this Corporation, in addition to the indemnification provided herein, shall be provided to the full extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect the indemnification of a Director or Officer of this Corporation existing at the time of such repeal or modification.

(b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.

(c) The termination of a Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.

(d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).

Section 9.  Advance for Expenses.  The Corporation shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by a Director or Officer who is a party to a Proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:

(a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 8 of this Article VI or that the Proceeding involves conduct for which liability has been eliminated under Section 7 of this Article VI, or any other provision of these Articles of Organization as authorized by Section 2.02(b)(4) of the Massachusetts Business Corporation Act or any successor provision to such Section; and

(b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such Proceeding and it is ultimately determined pursuant to Section 10 of this Article VI or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 8 of this Article VI. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment.

If a claim under Section 8 of this Article VI is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Director or Officer shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Director or Officer has not met the requirements set forth in Section 8 of this Article VI. In (i) any suit brought by the Director or Officer to enforce a right to indemnification hereunder (but not in a suit brought by the Director or Officer to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Director or Officer has not met the applicable standard for indemnification set forth in the Massachusetts Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Director or Officer is proper in the circumstances because the Director or Officer has met the applicable standard of conduct set forth in the Massachusetts Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Director or Officer has not met such applicable standard of conduct, shall create a presumption that the Director or Officer has not met the applicable standard of conduct or, in the case of such a suit brought by the Director or Officer, be a defense to such suit. In any suit brought by the Director or Officer to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Director or Officer is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.

Section 10.  Determination of Indemnification.  The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 8 shall be made:

(a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;

(b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or

(c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.

Section 11.  Notification and Defense of Claim; Settlements.

(a) In addition to and without limiting the foregoing provisions of this Article VI and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 8 of this Article VI (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, Proceeding involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such Proceeding other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such Proceeding or (3) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article VI . The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.

(b) The Corporation shall not be required to indemnify such person under this Article VI for any amounts paid in settlement of any Proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 10 of this Article VI, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.

Section 12.  Insurance.  The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her Corporate Status, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under Sections 7, 8, 9, 10 and 11 of this Article VI.

Section 13.  Application of Sections 7, 8, 9, 10, 11 and 12 of this Article VI.

(a) The Corporation shall not be obligated to indemnify or advance Expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.

(b) Sections 7, 8, 9, 10, 11 and 12 of this Article VI shall not limit the Corporation’s power to (1) pay or reimburse Expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.

(c) The indemnification and advancement of Expenses provided by, or granted pursuant to, Sections 7, 8, 9, 10, 11 and 12 of this Article VI shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of Expenses may be entitled.

(d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in Sections 7, 8, 9, 10 and 11 of this Article VI. All rights to indemnification under Sections 7, 8, 9, 10 and 11 of this Article VI shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while Sections 7, 8, 9, 10 and 11 of this Article VI and the relevant provisions of chapter 156D are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

(e) The Corporation may, upon the affirmative vote of a majority of the Directors then in office, indemnify or advance Expenses to any person who has served at its request as a Director, trustee, officer, employee or other agent of another organization, or at its request in any capacity with respect to any employee benefit plan.

(f) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.

Section 14.  Definitions for Purposes of Article VI.

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation or (iii) while he or she is or was serving as a Director or Officer, he or she also is or was serving, at the request or direction of the Corporation, as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities before said transaction, unless specifically authorized by the Board of Directors or stockholders of the Corporation;

(b) “Director” means any person who serves or has served as a member of the Board of Directors of the Corporation;

(c) “Expense” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(d) “Liabilities” means all Expenses and any other liability or loss, including judgments, fines, penalties and amounts reasonably paid in settlement;

(e) “Officer” means any person who serves or has served as an officer of the Corporation; and

(f) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative.

ARTICLE VII

Unless otherwise provided in the articles of organization, the effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

Specify the number of articles being amended:

Article II — Defined “Massachusetts Business Corporation Act”.

Article III and Article IV — Increased number of authorized shares of Common Stock, $0.01 par value per share, to 75,000,000.

Article VI — Revised provisions related to the indemnification of Directors and Officers of the Corporation.

Signed by:
(signature of authorized individual)

(Please check appropriate box)

☐	Chairman of the Board of Directors

☐	President

☒	Other Officer

☐	Court-appointed fiduciary,

Signed on this           day of           of          .

COMMONWEALTH OF MASSACHUSETTS

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Restated Articles of Organization
(General Laws, Chapter 156D, Section 10.07)

I hereby certify that upon examination of these Restated Articles of Organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $      having been paid, said articles are deemed to have been filed with me the           day of           20           at   a.m./p.m.

Effective date:
(must be within 90 days of date submitted)

Examiner	WILLIAM FRANCIS GAVLIN Secretary of the Commonwealth

Name approval

C

M
TO BE FILLED IN BY CORPORATION Contact Information:

A copy of this filing will be available on-line at www.sec.state.ma.us/cor one the document is file.

EXHIBT C

AMENDED AND RESTATED
BY-LAWS
of
INDEPENDENT BANK CORP.

As Adopted by the Board on February 25, 2010

ARTICLE FIRST

The fiscal year of the corporation shall be the year ending with the last day of December in each year.

ARTICLE SECOND

Stockholders

Section 1.  Annual Meeting.  The annual meeting of stockholders shall be held on such date and at such hour as shall be fixed by the Directors or the Chairman of the Board each year and stated in the notice of the meeting, which date and hour may subsequently be changed at any time, including the year any such determination occurs. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, by the Articles of Organization or by these By-Laws, may be specified by the Directors or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu thereof, and any action taken at such meeting shall have the same effect as if taken at the annual meeting.

Section 2.  Special Meeting.  Special meetings of the stockholders may be called by the Chairman of the Board, if any, the President, or by a majority of the Directors acting by vote or by written instrument or instruments signed by such a majority of them. Special meetings of the stockholders shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold beneficially at least two-thirds of the capital stock of the Corporation entitled to vote at the meeting, stating the time, place and purposes of the meeting. No call of a special meeting of the stockholders shall be required if such notice of the meeting shall have been waived either in writing or by a telegram, or other means of electronic transmission, by every stockholder entitled to notice thereof, or by his attorney thereunto authorized.

Section 3.  Place of Meetings; Adjournments.  All meetings of stockholders shall be held at the principal office of the corporation unless a different place (within the United States) is fixed by the Directors or the Chairman of the Board and stated in the notice of the meeting, provided, that, when any meeting is convened, the presiding officer, if directed by the Board of Directors, may adjourn the meeting for a period of time not to exceed 30 days if (a) no quorum is present for the transaction of business or (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders (i) to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders or (ii) otherwise to exercise effectively their voting rights. The presiding officer in such event shall announce the adjournment and date, hour and place of reconvening and shall cause notice thereof to be posted at the place of meeting designated in the notice which was sent to the stockholders, and if such date is more than 10 days after the original date of the meeting the Clerk shall give notice thereof in the manner provided in Section 4 of this Article Second. In addition to the foregoing procedures for adjournment, any meetings of the stockholders may be adjourned in accordance with the procedures set forth in Section 5 of this Article Second.

Section 4.  Notices.  Notice of all meetings of stockholders shall be given as follows, to wit: - A written notice, stating the place, day and hour thereof, shall be given by the Clerk or an Assistant Clerk or the person or persons calling the meeting, at least seven days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law, the Articles of Organization, or these By-laws, is entitled to such notice, by leaving such notice with him or his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation. Notices of all meetings of stockholders shall state the purposes for which the meetings are called. No notice need be given to any stockholder if a waiver of notice in writing or by telegram, or other means of electronic transmission, executed before or after the meeting by the stockholder or his attorney thereunto authorized is filed with the records of the meeting. It shall be the duty of every stockholder to furnish to the Clerk of the corporation or to the transfer agent, if any, of the class of stock owned by such stockholder, his or her post office address and to notify the Clerk or the transfer agent of any change therein.

No business may be transacted at a meeting of the stockholders except that which is (a) specified in the notice thereof given by or at the direction of the Board of Directors or in a supplemental notice given by or at the direction of the Board of Directors and otherwise in compliance with the provisions hereof, (b) brought before the meeting by or at the direction of the Board of Directors or the presiding officer or (c) properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record at the time of giving notice by such stockholder provided for in this paragraph and who shall continue to be entitled at the time of such meeting to vote thereat and who complies with the notice procedures set forth in this paragraph with respect to any business sought to be brought before the meeting by or on behalf of such stockholder other than the election of Directors and with the notice provisions set forth in Section 3 of Article Third with respect to the election of Directors. In addition to any other applicable requirements, for business to be properly brought before a meeting by or on behalf of a stockholder (other than a stockholder proposal included in the corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the stockholder must have given timely notice thereof in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation or (b) in the case of a special meeting or in the event that the annual meeting is called for a date (including any change in a date determined by the Board of Directors pursuant to Section 1 of this Article Second) more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the date on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of capital stock of the corporation held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice by the stockholder and (d) all other information which would be required to be included in a proxy statement or other filings required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Regulation 14A under the Exchange Act (the “Proxy Rules”). In the event the proposed business to be brought before the meeting by or on behalf of a stockholder relates or refers to a proposal or transaction involving the stockholder or a third party which, if it were to have been consummated at the time of the meeting, would have required of such stockholder or third party or any of the affiliates of either of them any prior notification to, filing with, or any orders or other action by, any governmental authority, then any such notice to the Clerk shall be accompanied by appropriate evidence of the making of all such notifications or filings and the issuance of all such orders and the taking of all such actions by all such governmental authorities.

Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 4; provided, however, that nothing in this Section 4 shall be deemed to preclude discussion by any stockholder of any business properly brought before such meeting.

The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and that business shall be disregarded.

Section 5.  Quorum.  At any meeting of stockholders a quorum for the transaction of business shall consist of one or more individuals appearing in person and/or as proxies and owning and/or representing a majority of the shares of the corporation then outstanding and entitled to vote. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Section 6.  Voting and Proxies.  Each stockholder shall have one vote for each share of stock entitled to vote and a proportionate vote for any fractional share entitled to vote, held by him of record according to the records of the corporation, unless otherwise provided by the Articles of Organization. Stockholders may vote either in person or by written proxy dated not more than six months before the meeting named therein. Proxies shall be filed with the Clerk or other person responsible for recording the proceedings before being voted at any meeting or any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons named therein to vote at the meeting specified therein and at any adjourned session of such meeting but shall not be valid after final adjournment of the meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Section 7.  Action at Meeting.  When a quorum is present, the action of the stockholders on any matter properly brought before such meeting shall be decided by the stockholders of a majority of the stock present or represented and entitled to vote and voting on such matter, except where a different vote is required by law, the Articles of Organization or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

Section 8.  Special Action.  Any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action by a writing filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at a meeting.

Section 9.  Record Date.  The Directors may fix in advance a time which shall be not more than sixty days prior to (a) the date of any meeting of stockholders, (b) the date for the payment of any dividend or the making of any distribution to stockholders, or (c) the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, the right to receive such dividend or distribution, or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any such purposes close the transfer books for all or any part of such period.

ARTICLE THIRD

Directors

Section 1.  Powers.  The business of the corporation shall be managed by a Board of Directors who shall have and may exercise all the powers of the corporation except as otherwise reserved to the stockholders by law, by the Articles of Organization or by these By-laws.

Section 2.  Number; Term of office and Qualification.

(a) The number of Directors of the corporation shall be not less than three nor more than twenty-five as shall be fixed within the limits provided by the Articles of Organization, by vote of the Board of Directors taken at any regular or special meeting thereof. Within the limits above specified, the Board of Directors may at any meeting increase or decrease the number of Directors in one or more classes as may be appropriate whenever it increases or decreases the number of Directors in order to ensure that the three classes shall be as nearly equal as possible.

The Directors other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation (“Preference Stock Directors”) shall be classified with respect to the time for which they severally hold office, into three classes, as provided by law or in the Articles of Organization. At each annual meeting of stockholders of the corporation, the successors of the class of Directors whose term expires at that meeting shall be elected by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and when their successors shall have been elected and qualified. No Director shall continue to serve on the corporation’s Board of Directors once he or she attains the age of 72 years.

(b) Except for Preference Stock Directors, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, shall be filled by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

Section 3.  Nominating Committee; Nominations for Directors.  Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the corporation, except as provided in the Articles of Organization with respect to nominations by holders of preferred stock in certain circumstances. Nominations of persons for election to the Board of Directors at the annual meeting of stockholders may be made at the annual meeting of stockholders (a) by the Board of Directors or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or designated in the Articles of organization or these By-Laws or (b) by any stockholder of record at the time of giving notice provided for in this Section 3 and who shall continue to be entitled at the time of the meeting to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 3 rather than the notice procedures with respect to other business set forth in Section 4 of Article Second. Nominations by stockholders shall be made only after timely notice by such stockholder in writing to the Clerk of the corporation. In order to be timely given, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 75 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the corporation; provided, however, that in the event that the meeting is called for a date, including any change in a date determined by the Directors pursuant to Section 1 of Article Second, more than 75 days prior to such anniversary date, notice by the stockholder to be timely given must be so received not later than the close of business on the 20th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Such stockholder’s notice to the Clerk shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation, if any, which are beneficially owned by the person, (iv) any other information regarding the nominee as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules, and (v) the consent of each nominee to serve as a Director of the corporation if so elected; and (b) as to the stockholder giving notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a representation that the stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) is qualified at the time of giving such notice to have such individual serve as the nominee of such stockholder (and any party on whose behalf or in concert with whom such stockholder is acting) if such individual is elected, accompanied by copies of any notification or filings with, or orders or other actions by, any governmental authority which are required in order for such stockholder (and any party on whose behalf such stockholder is acting) to be so qualified, (v) a description of all arrangements or understandings between such stockholder and each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder and (vi) such other information regarding such stockholder as would be required to be included in a proxy statement or other filings required to be filed pursuant to the Proxy Rules. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility or qualification of such proposed nominee to serve as a Director. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein.

The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Section 4.  Election of Directors.  At each meeting of the stockholders for the election of Directors at which a quorum is present, the persons receiving a plurality of the votes among the nominees for the vacancies then being filled shall be the Directors. Such election shall be by ballot whenever requested by any person entitled to vote at such meeting; but unless so requested, such election may be conducted in any way approved at such meeting.

Section 5.  Removal of Directors.  Subject to the provisions of the Articles of Organization, any Director may be removed, but only for cause and by the affirmative vote of the holders of a majority of all the shares of the corporation outstanding and then entitled to vote generally in the election of Directors.

Section 6.  Annual Meeting.  Immediately after each annual meeting of stockholders, or the special meeting held in lieu thereof, and at the place thereof, if a quorum of the Directors elected at such meeting were present thereat, there shall be a meeting of the Directors without notice; but if such a quorum of the Directors elected thereat were not present at such meeting, or if present do not proceed immediately thereafter to hold a meeting of the Directors, the annual meeting of the Directors shall be called in the manner hereinafter provided with respect to the call of special meetings of Directors.

Section 7.  Regular Meetings.  Regular meetings of the Directors may be held at such times and places as shall from time to time be fixed by resolution of the Board and no notice need be given of regular meetings held at times and places so fixed, PROVIDED, HOWEVER, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders, or the special meeting held in lieu thereof, and that if at any meeting of Directors at which a resolution is adopted fixing the times or place or places for any regular meetings any Director is absent, no meeting shall be held pursuant to such resolution until either each such absent Director has in writing or by telegram, or other means of electronic transmission, approved the resolution or seven days have elapsed after a copy of the resolution certified by the Clerk has been mailed, postage prepaid, addressed to each such absent Director at his last known home or business address.

Section 8.  Special Meetings.  Special meetings of the Directors may be called by the Chairman of the Board, by the President or by the Treasurer or by any two Directors and shall be held at the place designated in the call thereof.

Section 9.  Notices.  Notices of any special meeting of the Directors shall be given by the Clerk or any Assistant Clerk to each Director, by mailing to him, postage prepaid, to the address, as registered on the books of the corporation, or if not so registered at his last known home or business address, a written notice of such meeting at least four days before the meeting or by delivering such notices to him at least forty-eight hours before the meeting or by sending to him at least forty-eight hours before the meeting, by prepaid telegram, by facsimile, by email, or by other means of electronic transmission, addressed to him at such address, facsimile number, email address or other electronic contact information, as registered on the books of the corporation, notice of such meeting. If the Clerk refuses or neglects for more than twenty-four hours after receipt of the call to give notice of such special meeting, or if the office of Clerk is vacant or the Clerk is absent from the Commonwealth of Massachusetts, or incapacitated, such notice may be given by the officer or one of the Directors calling the meeting. Notice need not be given to any Director if a waiver of notice in writing or by electronic transmission, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who is present in person at the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors’ meeting need not specify the purposes of the meeting.

Section 10.  Quorum.  At any meeting of the Directors a majority of the number of Directors required to constitute a full Board, as fixed in or determined pursuant to these By-laws as then in effect, shall constitute a quorum for the transaction of business. Whether or not a quorum is present, any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question and the meeting may be held as adjourned without further notice.

Section 11.  Action at Meeting.  Except as otherwise provided herein or in the Articles of organization, at any meeting of the Directors at which a quorum is present, the action of the Directors on any matter brought before the meeting shall be decided by the vote of a majority of those present and voting, unless a different vote is required by law, the Articles of Organization, or these By-laws.

Section 12.  Participation by Telephone at a Meeting.  Any Director or member of any committee designated by the Directors may participate in a meeting of the Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting for all purposes, including, without limitation, for purposes of Sections 9, 10, 11 and 14 of this Article.

Section 13.  Special Action.  Any action by the Directors may be taken without a meeting if a written consent thereto is signed by all the Directors and filed with the records of the Directors’ meetings. Such consent shall be treated as a vote of the Directors for all purposes.

Section 14.  Committees.  The Directors may, by vote of a majority of the number of Directors required to constitute a full Board as fixed in or determined pursuant to these By-laws as then in effect, elect from their number an executive or other committees and may by like vote delegate thereto some or all of their powers except those which by law, the Articles of organization or these By-laws they are prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-laws for the Directors.

Section 15.  Honorary Directors.  The Board of Directors may include such number of honorary directors among the Board of Directors as shall be fixed from time to time by the Board of Directors. Honorary directors shall be elected and removed in the same manner and shall have the same tenure of office as other Directors in their classification as determined by the Board of Directors. Honorary directors shall not be included in any calculation to determine a quorum of Directors for transaction of business at a meeting. The Board of Directors shall fix from time to time the compensation to be paid, if any, to honorary directors by a vote of a majority of the Board of Directors. Honorary directors shall not be entitled to vote on or consent to any matters on or to which Directors shall vote or consent but shall otherwise enjoy all privileges of Directors.

ARTICLE FOURTH

Officers

Section 1.  Enumeration.  The officers of the corporation shall be a Chief Executive Officer, a President, a Treasurer, a Clerk, and a Chairman of the Board and such Vice Chairmen of the Board, Vice Presidents, Assistant Treasurers, Assistant Clerks, and other officers as may from time to time be determined by the Directors.

Section 2.  Election.  The Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall be elected annually by the Directors at their first meeting following the annual meeting of stockholders, or the special meeting held in lieu thereof. Other officers may be chosen by the Directors.

Section 3.  Qualification.  Any officer may, but need not be, a Director or a stockholder. Any two or more offices may be held by the same person. The Clerk shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service process. Any officer may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine.

Section 4.  Tenure.  Except as otherwise provided by law, by the Articles of organization or by these By-laws, the Chairman of the Board, Chief Executive Officer, President, Treasurer and Clerk shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, and thereafter until his successor is chosen and qualified. Other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, or the special meeting held in lieu thereof, unless a shorter term is specified in the vote choosing or appointing them. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Clerk, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 5.  Removal.  The Directors may remove any officer with or without cause by a vote of a majority of the entire number of Directors then in office, provided, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the Board of Directors prior to action thereon.

Section 6.  Chief Executive Officer.  The Board shall designate which officer shall serve as the Chief Executive Officer, who shall have the primary authority among the officers of the corporation for the conduct of the business and affairs of the corporation, subject always to the control and direction of the Board of Directors. It shall be the duty of the Chief Executive Officer and he or she shall have the power to see that all orders and resolutions of the Directors are carried into effect. The Chief Executive Officer, as soon as reasonably possible after the close of each fiscal year, shall submit to the Directors a report of the operations of the corporation for such year and a statement of its affairs and shall from time to time report to the Directors all matters within his or her knowledge which the interests of the corporation may require to be brought to its notice.

Section 7.  Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Directors. The Chairman of the Board shall perform such other duties and have such other powers as the Directors may designate. The Chairman of the Board may also be the Chief Executive Officer of the corporation.

Section 8.  President.  In the absence of the Chairman of the Board, the President shall preside at all stockholders’ meetings. The President shall perform such other duties and have such other powers as the Directors may designate.

Section 9.  Vice Chairman of the Board.  Each Vice Chairman of the Board shall have such powers and perform such duties as the Directors shall from time to time designate.

Section 10.  Treasurer.  The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Directors or in the absence of such designation in such depositories as he shall from time to time deem proper. He shall disburse the funds of the corporation as shall be ordered by the Directors, taking proper vouchers for such disbursements. He shall promptly render to the Chief Executive Officer and to the Directors such statements of his transactions and accounts as the Chief Executive Officer and Directors respectively may from time to time require. The Treasurer shall perform such duties and have such powers additional to the foregoing as the Directors may designate and shall report to the Board of Directors.

Section 11.  Assistant Treasurers.  In the absence or disability of the Treasurer, his powers and duties shall be performed by the Assistant Treasurer, if only one, or, if more than one, by the one designated for the purpose by the Directors. Each Assistant Treasurer shall have such other powers and perform such other duties as the Directors shall from time to time designate.

Section 12.  Clerk/Secretary.  The Clerk shall record in books kept for the purposes all votes and proceedings of the stockholders and, if there be no Secretary or Assistant Secretary, the Clerk may be referred to as Secretary and shall record as aforesaid all votes and proceeding of the Directors at their meetings. Unless the Directors shall appoint a transfer agent and/or registrar or other officer or officers for the purpose, the Clerk shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers; and, subject to such other or different rules as shall be adopted from time to time by the Directors, such records may be kept solely in the stock certificate books. The Clerk shall perform such duties and have such powers additional to the foregoing as the Directors shall designate.

Section 13.  Assistant Clerks.  In the absence or disability of the Clerk or in the event of a vacancy in such office, the Assistant Clerk, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, shall perform the duties of the Clerk. Each Assistant Clerk shall have such other powers and perform such other duties as these By-laws may provide or as the Directors may from time to time designate. A temporary Clerk designated by the person presiding shall perform the duties of the Clerk in the absence of the Clerk and Assistant Clerks from any meeting of stockholders or Directors.

Section 14.  Secretary and Assistant Secretaries.  If a Secretary is elected, he shall keep a record of the meetings of the Directors and in his absence, an Assistant Secretary, if one be elected, or, if there be more than one, the one designated for the purpose by the Directors, otherwise the Clerk/Secretary, or, in his absence, a Temporary Clerk/Secretary designated by the person presiding at the meeting, shall perform the duties of the Secretary. Each Assistant Secretary shall have such other powers and perform such other duties as the Directors may from time to time designate.

ARTICLE FIFTH

Provisions Relating to Capital Stock

Section 1.  Unissued Stock.  Subject to such limitations as may be contained in the Articles of Organization of the corporation, the Board of Directors shall have the authority to issue from time to time the whole or any part of any unissued balance of the authorized stock of the corporation to such persons, for such consideration, whether cash, property, services or expenses, and on such terms as the Directors may from time to time determine without first offering the same for subscription to stockholders of the corporation.

Section 2.  Certificates of Stock.  Each stockholder shall be entitled to a certificate or certificates representing in the aggregate the shares owned by him and certifying the number and class thereof, which shall be in such form as the Directors shall adopt. Each certificate of stock shall be signed by the President or a vice President and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a transfer agent or a registrar, other than a Director, officer or employee of the corporation, such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, the By-laws or any agreement to which the corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

Section 3.  Transfer of Stock.  The stock of the corporation shall be transferable, so as to affect the rights of the corporation, only by transfer recorded on the books of the corporation, in person or by duly authorized attorney, and upon the surrender of the certificate or certificates properly endorsed or assigned.

Section 4.  Equitable Interests Not Recognized.  The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact hereof and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person except as may be otherwise expressly provided by law.

Section 5.  Lost or Destroyed Certificates.  The Directors of the corporation may, subject to Massachusetts General Laws, Chapter 106 Section 8-405, as amended from time to time, determine the conditions upon which a new certificate of stock may be issued in place of any certificate alleged to have been lost, destroyed, or mutilated.

Section 6.  Control Share Acquisitions.  Until such time as this Section 6 shall be repealed or these By-Laws shall be amended to provide otherwise, in each case in accordance with Article Tenth of the By-Laws, the provisions of Chapter 110D of the Massachusetts General Laws shall not apply to “control share acquisitions” of the corporation within the meaning of said Chapter 110D.

ARTICLE SIXTH

Stock in Other Corporation

Except as the Directors may otherwise designate, the Chief Executive Officer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

ARTICLE SEVENTH

[Intentionally Omitted]

ARTICLE EIGHTH

Checks, Notes, Drafts and Other Instruments

Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Directors to sign the same. No officer or person shall sign such instrument as aforesaid unless authorized by the Directors to do so.

ARTICLE NINTH

Seal

The seal of the corporation shall be circular in form, bearing its name, the word “Massachusetts”, and the year of its incorporation. The Clerk or any Assistant Clerk may affix the seal (as may any other officer if authorized by the Directors) to any instrument requiring the corporate seal.

ARTICLE TENTH

Amendments

These By-laws may at any time be amended by the stockholders provided that notice of the substance of the proposed amendment is stated in the notice of the meeting. If authorized by the Articles of Organization, the Directors may also make, amend, or repeal these By-laws in whole or in part, except with respect to any provision thereof which by law, the Articles of organization, or these By-laws requires action by the stockholders. Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the Directors of any By-law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the By-laws. Any By-laws adopted by the Directors may be amended or repealed by the stockholders.

ARTICLE ELEVENTH

Transactions With Related Parties

The corporation may enter into contracts or transact business with one or more of its Directors, officers, or stockholders or with any corporation, association, trust company, organization or other concern in which any one or more of its Directors, officers or stockholders are Directors, officers, trustees, shareholders, beneficiaries or stockholders or otherwise interested and other contracts or transactions in which any one or more of its Directors, officers or stockholders is in any way interested; and in the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such Directors, officers or stockholders of the corporation have or may have interests which are or might be adverse to the interest of the corporation even though the vote or action of Directors, officers or stockholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the Board of Directors of the corporation (or any duly authorized committee thereof) which shall authorize or ratify any such contract or transaction, any such Director or Directors, may vote or act thereat with like force and effect as if he had no such interest, provided, in such case the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the Directors or a majority thereof. A general notice that a Director or officer is interested in any corporation or other concern of any kind above referred to shall be a sufficient disclosure as to such Director or officer with respect to all contracts and transactions with such corporation or other concern. No Director shall be disqualified from holding office as Director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no Director, officer or stockholder having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such Director, officer or stockholder be accountable for any gains or profits realized thereon.

ARTICLE TWELFTH

Indemnification of Directors, Officers and Others

Section 1.  Indemnification of Directors and Officers.

(a) Except as otherwise provided in the By-laws or the Articles of Organization, to the fullest extent permitted by applicable law, including Chapter 156D of the General Laws of The Commonwealth of Massachusetts (the “Massachusetts Business Corporation Act”) and section 18(k) of the Federal Deposit Insurance Act and the regulations promulgated thereunder, a Director or Officer of this Corporation shall be indemnified by the Corporation against all Liabilities that are incurred or suffered by him or her or on his or her behalf in connection with any threatened, pending or completed Proceeding (without regard to whether the basis of such Proceeding is alleged action in an official capacity as a Director or Officer or in any other capacity for or on behalf of the Corporation while serving as a Director or Officer) or any claim, issue or matter therein, which Proceeding such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, but only if:

(i)(A) such Director or Officer conducted himself or herself in good faith; and

(B) he or she reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation; and

(C) in the case of any criminal Proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or

(ii) such Director or Officer engaged in conduct for which he or she shall not be liable under Article VI, Section 7 of the Articles of Organization;

provided, however, that the Corporation shall not be required to indemnify or advance expenses to a Director or Officer in connection with a Proceeding initiated by such Director or Officer (including, without limitation, any cross-claim or counterclaim), unless the initiation of such Proceeding was authorized by the Board of Directors of the Corporation.

The rights of indemnification provided in this Section shall continue as to a Director or Officer and shall inure to the benefit of his or her heirs, estate, executors, administrators and personal representatives. If the Massachusetts Business Corporation Act hereafter is amended, then the indemnification of a Director or Officer of this Corporation, in addition to the indemnification provided herein, shall be provided to the fullest extent permitted by such amendment or amendments. Any repeal or modification of this provision by the stockholders of this Corporation shall be prospective only, and shall not adversely affect the indemnification of a Director or Officer of this Corporation existing at the time of such repeal or modification.

(b) A Director’s or Officer’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.

(c) The termination of a Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the Director or Officer did not meet the relevant standard of conduct described in this Section.

(d) Unless ordered by a court, the Corporation may not indemnify a Director or Officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).

Section 2.  Advance for Expenses.  The Corporation shall, before final disposition of a Proceeding, advance funds to pay for or reimburse the reasonable Expenses incurred by a Director or Officer who is a party to a Proceeding because he or she is a Director or Officer if he or she delivers to the Corporation:

(a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 1 of this Article Twelfth or that the Proceeding involves conduct for which liability has been eliminated under Section 7 of Article VI of the Articles of Organization or any other provision of the Articles of Organization as authorized by Section 2.02(b)(4) of the Massachusetts Business Corporation Act or any successor provision to such Section; and

(b) his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such Proceeding and it is ultimately determined pursuant to Section 3 or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 1. Such undertaking must be an unlimited obligation of the Director or Officer but need not be secured and shall be accepted without reference to the financial ability of the Director or Officer to make repayment

If a claim under Section 1 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Director or Officer shall also be entitled to be reimbursed the expense of prosecuting or defending such suit. It shall be a defense to any action for advancement of expenses that the Director or Officer has not met the requirements set forth in Section 1. In (i) any suit brought by the Director or Officer to enforce a right to indemnification hereunder (but not in a suit brought by the Director or Officer to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Director or Officer has not met the applicable standard for indemnification set forth in the Massachusetts Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Director or Officer is proper in the circumstances because the Director or Officer has met the applicable standard of conduct set forth in the Massachusetts Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Director or Officer has not met such applicable standard of conduct, shall create a presumption that the Director or Officer has not met the applicable standard of conduct or, in the case of such a suit brought by the Director or Officer, be a defense to such suit. In any suit brought by the Director or Officer to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Director or Officer is not entitled to be indemnified, or to such advancement of expenses, under this Article Twelfth or otherwise shall be on the Corporation.

Section 3.  Determination of Indemnification.  The determination of whether a Director or Officer has met the relevant standard of conduct set forth in Section 1 shall be made:

(a) if there are two or more disinterested Directors, by the Board of Directors by a majority vote of all the disinterested Directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested Directors appointed by vote;

(b) by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested Directors, selected by the Board of Directors, in which selection Directors who do not qualify as disinterested Directors may participate; or

(c) by the shareholders, but shares owned by or voted under the control of a Director who at the time does not qualify as a disinterested Director may not be voted on the determination.

Section 4.  Notification and Defense of Claim; Settlements.

(a) In addition to and without limiting the foregoing provisions of this Article Twelfth and except to the extent otherwise required by law, it shall be a condition of the Corporation’s obligation to indemnify under Section 1 (in addition to any other condition provide in the By-laws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any Proceeding involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation’s objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any Expenses subsequently incurred by such person in connection with such Proceeding other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such Proceeding or (3) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article Twelfth . The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.

(b) The Corporation shall not be required to indemnify such person under this Article Twelfth for any amounts paid in settlement of any Proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 3, except that if there are fewer than two disinterested Directors, authorization of indemnification shall be made by the Board of Directors, in which authorization Directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on such person without such person’s written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.

Section 5.  Insurance.  The Corporation may purchase and maintain insurance on behalf of an individual who is a Director or Officer of the Corporation, or who, while a Director or Officer of the Corporation, serves at the Corporation’s request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her Corporate Status, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article Twelfth.

Section 6.  Application of Article Twelfth.

(a) The Corporation shall not be obligated to indemnify or advance Expenses to a Director or Officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.

(b) This Article Twelfth shall not limit the Corporation’s power to (1) pay or reimburse expenses incurred by a Director or an Officer in connection with his or her appearance as a witness in a Proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.

(c) The indemnification and advancement of Expenses provided by, or granted pursuant to, this Article Twelfth shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of Expenses may be entitled.

(d) Each person who is or becomes a Director or Officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article Twelfth. All rights to indemnification under this Article Twelfth shall be deemed to be provided by a contract between the Corporation and the person who serves as a Director or Officer of the Corporation at any time while this Article Twelfth and the relevant provisions of the Massachusetts Business Corporation Act are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

(e) The Corporation may, upon the affirmative vote of a majority of the Directors then in office, indemnify or advance Expenses to any person who has served at its request as a Director, trustee, officer, employee or other agent of another organization, or at its request in any capacity with respect to any employee benefit plan.

(f) If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the full extent permitted or required by any such amendment.

Section 7.  Definitions for the Purposes of Article Twelfth.

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation or (iii) while he or she is or was serving as a Director or Officer, he or she also is or was serving, at the request or direction of the Corporation, as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities before said transaction, unless specifically authorized by the Board of Directors or stockholders of the Corporation;

(b) “Director” means any person who serves or has served as a member of the Board of Directors of the Corporation;

(c) “Expense” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(d) “Liabilities” means all Expenses and any other liability or loss, including judgments, fines, penalties and amounts reasonably paid in settlement;

(e) “Officer” means any person who serves or has served as an officer of the Corporation; and

(f) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative.

Independent bank corp. Parent of Rockland Trust	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext

000004
MR A SAMPLE DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of
the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 20, 2010.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/INDB • Follow the steps outlined on the secured website.

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees for Class II Directors listed and votes FOR Proposals 2 - 4.

1.	Reelect the following class II Directors:				+
	01 - Benjamin A. Gilmore, II 05 - Thomas R. Venables	02 - Eileen C. Miskell	03 - Carl Ribeiro	04 - John H. Spurr, Jr.

☐	Mark here to vote FOR all nominees

☐	Mark here to WITHHOLD vote from all nominees
		01	02	03	04	05
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐

2.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for 2010.	For ☐	Against ☐	Abstain ☐	3.	Approve the 2010 Independent Bank Corp. Non-Employee Director Stock Plan.	For ☐	Against ☐	Abstain ☐

4.	Approve Restated Articles of Organization for Independent Bank Corp., consisting of the following proposals:				5.	Transact any other business which may properly come before the annual meeting.

	• 4A – Approve provisions to increase the amount of authorized shares of common stock to 75,000,000; and	☐	☐	☐

	• 4B – Approve provisions relating to indemnification of directors and officers.	☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /
+
<STOCK#>                015QJB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Independent
bank corp.
Parent of Rockland Trust
+

Proxy — INDEPENDENT BANK CORP.
THIS PROXY IS SOLICITED BY THE INDEPENDENT BANK CORP. BOARD OF DIRECTORS
The undersigned shareholder, having received a Notice of Meeting and Proxy Statement of the Board of Directors (hereinafter the “Proxy Statement”), hereby appoint(s) Linda M. Campion and Tara M. Villanova, or any one or more of them, attorneys or attorney of the undersigned (with full power of substitution in them and in each of them), for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of Independent Bank Corp. to be held at the Holiday Inn - Rockland - Boston South, 929 Hingham Street, Rockland, Massachusetts on Thursday, May 20, 2010 at 10:00 a.m., local time, and any adjournment or adjournments thereof, and there to vote and act in regard to all powers the undersigned would possess, if personally present, and especially (but without limiting the general authorization and power hereby given) to vote and act in accordance with any voting instructions provided. Attendance at the Annual Meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned shall, prior to the voting of shares, give written notice to the Clerk of the Company of his or her intention to vote in person. If a fiduciary capacity is attributed to the undersigned, this proxy is signed in that capacity.
The undersigned hereby confer(s) upon Linda M. Campion and Tara M. Villanova, and each of them, discretionary authority to vote (a) on any other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Annual Meeting, and (b) with respect to the selection of directors in the event any nominee for director is unable to stand for election due to death, incapacity, or other unforeseen emergency.
YOUR SHARES WILL BE VOTED AS SPECIFIED. IF YOU SIGN AND RETURN THIS FORM WITHOUT INDICATING HOW YOU WANT YOUR SHARES VOTED, THEY WILL BE VOTED FOR ALL PROPOSALS AND OTHERWISE AT THE DISCRETION OF THE PROXY HOLDERS.
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

C Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance

	Mark box to the right if you plan to attend the Annual Meeting.	☐

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+